NICHOLAS-APPLEGATE FUND, INC.
Nicholas-Applegate Growth Equity Fund

Gateway Center Three – 4th Floor
100 Mulberry Street
Newark, New Jersey 07102-4077

IMPORTANT PROXY MATERIALS

PLEASE VOTE NOW

January 19, 2009

Dear Fellow Shareholders:

I am writing to ask you to vote on an important proposal whereby the assets of Nicholas-Applegate Growth Equity Fund (Nicholas-Applegate Fund), which is the sole series of Nicholas-Applegate Fund, Inc. (the Company), would be transferred to, and its liabilities would be assumed by, Jennison Mid-Cap Growth Fund, Inc. (Mid-Cap Growth Fund). We refer to this as a "Reorganization." A shareholder meeting for Nicholas-Applegate Fund is scheduled for February 27, 2009 (the Meeting). Only shareholders of Nicholas-Applegate Fund will vote on the Reorganization.

This package contains information about the proposal and includes materials you will need to vote. The Board of Directors of the Company has approved the Reorganization and recommended it to shareholders of Nicholas-Applegate Fund for their consideration. Although the Directors have determined that the Reorganization is in the best interests of Nicholas-Applegate Fund, the final decision is up to you.

For more than three years, the Nicholas-Applegate Fund has experienced net redemptions even as performance has improved. The Fund's manager and subadviser and the Board of Directors have taken actions to reduce expenses, but with the continued decline in assets, even these expense reduction efforts are not having the desired impact. The Board is concerned that, with on-going redemptions, the Fund may not continue to be viable, and that without the Reorganization, the Nicholas-Applegate Fund may need to be liquidated. The proposed Reorganization would give shareholders the opportunity to invest in a substantially larger fund with a similar investment strategy and lower operating expenses. Nicholas-Applegate Fund's manager and/or its affiliate, Jennison Associates LLC, has agreed to pay half of the costs of the Reorganization. If shareholder approval is not obtained and assets continue to decline, the Board of Directors would have to consider liquidating the Nicholas-Applegate Fund, which would require another shareholder vote and be another cost to the Fund and the shareholders.

Please read the enclosed materials carefully and cast your vote. Remember, your vote is extremely important, no matter how large or small your holdings. By voting now, you can help avoid additional costs that would be incurred with follow-up letters and calls.

To vote, you may use any of the following methods:

•  By Mail. Please complete, date and sign your proxy card and mail it in the enclosed postage paid envelope. Proxy cards must be received by 11:59 p.m. Eastern Time on the day prior to the Meeting.

•  By Internet. Have your proxy card available. Go to the web site: www.proxyvote.com. Enter your 12-digit control number from your proxy card. Follow the instructions found on the web site. Votes must be entered by 11:59 p.m. Eastern Time on the day prior to the Meeting.

•  By Telephone. If your shares of Nicholas-Applegate Fund are held in your own name, call 1-800-690-6903 toll-free. If your shares are held on your behalf in a brokerage account, call 1-800-454-8683 toll-free. Enter your 12-digit control number from your proxy card. Follow the simple instructions. Votes must be entered by 11:59 p.m. Eastern Time on the day prior to the Meeting.

Special Note for Systematic Investment Plans. Shareholders in systematic investment plans must contact their financial adviser or call our customer service division, toll-free, at 1-800-225-1852 to change their investment options. Otherwise, if the proposed Reorganization is approved, starting on the day following the closing of the Reorganization (which is expected to occur as soon as reasonably practicable after the Meeting), future purchases will automatically be made in shares of Mid-Cap Growth Fund.

If you have any questions before the Meeting, please call us at 1-800-431-9642. We are glad to help you understand the proposal and assist you in voting. Thank you for your participation.

  Fred Applegate
  Chairman of the Board
  Nicholas-Applegate Fund, Inc.

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NICHOLAS-APPLEGATE FUND, INC.
Nicholas-Applegate Growth Equity Fund

100 Mulberry Street
Gateway Center Three, 4th Floor
Newark, New Jersey 07102-4077

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Our Shareholders:

Notice is hereby given that a Special Meeting of Shareholders (the Meeting) of Nicholas-Applegate Growth Equity Fund (Nicholas-Applegate Fund), the sole series of Nicholas-Applegate Fund, Inc. (the Company), will be held at 100 Mulberry Street, Gateway Center Three, 4th Floor, Newark, New Jersey 07102, on February 27, 2009, at 10:00 a.m. Eastern Time, for the following purposes:

1.  To approve an Agreement and Plan of Reorganization under which Nicholas-Applegate Fund will transfer all of its assets to, and all of its liabilities will be assumed by, Jennison Mid-Cap Growth Fund, Inc. (Mid-Cap Growth Fund) in exchange for shares of Mid-Cap Growth Fund. In connection with this proposed transfer, each whole and fractional share of each class of Nicholas-Applegate Fund shall be exchanged for whole and fractional shares of equal net asset value of the same class of Mid-Cap Growth Fund in complete liquidation and termination of Nicholas-Applegate Fund.

2.  To transact such other business as may properly come before the Meeting or any adjournments or postponements of the Meeting.

The Board of Directors of the Company has fixed the close of business on December 15, 2008 as the record date for the determination of the shareholders of Nicholas-Applegate Fund entitled to notice of, and to vote at, the Meeting and any adjournments or postponements of the Meeting.

  Deborah A. Docs
  Secretary

Dated: January 19, 2009

A proxy card is enclosed along with the Prospectus/Proxy Statement. Please vote your shares today by signing and returning the enclosed proxy card in the postage prepaid envelope provided or vote by telephone or via the Internet as described in the enclosed materials. The Board of Directors advises that you vote "for" the proposal.

Your vote is important.
Please return your proxy card promptly.

Shareholders are invited to attend the Meeting in person. Any shareholder who does not expect to attend the Meeting is urged to complete the enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States, or vote by telephone or via the Internet. In order to avoid unnecessary expense, we ask for your cooperation in mailing your proxy card promptly, no matter how large or small your holdings may be.

INSTRUCTIONS FOR EXECUTING YOUR PROXY CARD

The following general rules for executing proxy cards may be of assistance to you and may help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1.  INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears on the account registration shown on the proxy card.

2.  JOINT ACCOUNTS: Both owners must sign and the signatures should conform exactly to the names shown on the account registration.

3.  ALL OTHER ACCOUNTS should show the capacity of the individual signing. This can be shown either in the form of account registration or by the individual executing the proxy card. For example:

REGISTRATION			VALID SIGNATURE
A.	1.	XYZ Corporation	John Smith, President

	2.	XYZ Corporation	John Smith, President

		c/o John Smith, President

B.	1.	ABC Company Profit Sharing Plan	Jane Doe, Trustee

	2.	Jones Family Trust	Charles Jones, Trustee

	3.	Sarah Clark, Trustee	Sarah Clark, Trustee

		u/t/d 7/1/85

C.	1.	Thomas Wilson, Custodian	Thomas Wilson, Custodian

		f/b/o Jessica Wilson UTMA

		New Jersey

JENNISON MID-CAP GROWTH FUND, INC.
PROSPECTUS
and
NICHOLAS-APPLEGATE GROWTH EQUITY FUND
PROXY STATEMENT

Gateway Center Three
100 Mulberry Street, 4th Floor
Newark, New Jersey 07102-4077
(800) 225-1852

January 19, 2009

This joint Prospectus and Proxy Statement (Prospectus/Proxy Statement) is being furnished to shareholders of Nicholas-Applegate Growth Equity Fund (Nicholas-Applegate Fund), the sole series of Nicholas-Applegate Fund, Inc. (the Company), in connection with the solicitation of proxies by the Board of Directors of the Company for use at a Special Meeting of Shareholders of Nicholas-Applegate Fund, and at any adjournments or postponements of the meeting (the Meeting). The Meeting will be held on February 27, 2009 at 10:00 a.m. Eastern Time at 100 Mulberry Street, Gateway Center Three, 4th Floor, Newark, New Jersey 07102.

The purpose of the Meeting is for shareholders of Nicholas-Applegate Fund to vote on an Agreement and Plan of Reorganization under which Nicholas-Applegate Fund will transfer all of its assets to, and all of its liabilities will be assumed by, Jennison Mid-Cap Growth Fund, Inc. (Mid-Cap Growth Fund) in exchange for voting shares of Mid-Cap Growth Fund, which will be distributed to shareholders of Nicholas-Applegate Fund in complete liquidation and termination of Nicholas-Applegate Fund. The Agreement and Plan of Reorganization, the form of which is attached as Exhibit A to this Prospectus/Proxy Statement, is referred to as the Plan and we refer to the transactions described in the Plan as the "Reorganization." If the Reorganization is approved, each whole and fractional share of each class of Nicholas-Applegate Fund shall be exchanged for whole and fractional shares of equal net asset value of the same class of Mid-Cap Growth Fund as soon as practicable following the Meeting (the Effective Time) and Nicholas-Applegate Fund will be liquidated.

Nicholas-Applegate Fund and Mid-Cap Growth Fund, which we refer to collectively as the Funds and each individually as a Fund, are both diversified funds within the meaning of the Investment Company Act of 1940, as amended (1940 Act). The Company and Mid-Cap Growth Fund are each registered under the 1940 Act as open-end management investment companies. Both the Company and Mid-Cap Growth Fund are organized as corporations under Maryland law.

The investment objectives of Nicholas-Applegate Fund and Mid-Cap Growth Fund are substantially similar: the investment objective of Nicholas-Applegate Fund is capital appreciation, while the investment objective of Mid-Cap Growth Fund is long-term capital appreciation. No assurance can be given that either Fund will achieve its investment objective. The investment policies of Nicholas-Applegate Fund and Mid-Cap Growth Fund are similar, but not identical. The investment policies of the Funds are further discussed in detail in this Prospectus/Proxy Statement.

If shareholders of Nicholas-Applegate Fund approve the transaction, shareholders of Nicholas-Applegate Fund will become shareholders of Mid-Cap Growth Fund.

This Prospectus/Proxy Statement sets forth concisely the information about the transaction and Mid-Cap Growth Fund that shareholders of Nicholas-Applegate Fund should know before voting on the proposed transaction. You should retain it for future reference. Additional information about Mid-Cap Growth Fund and the proposed

Reorganization has been filed with the Securities and Exchange Commission (SEC) and can be found in the following documents, which are incorporated by reference into this Prospectus/Proxy Statement:

•  The prospectus for Mid-Cap Growth Fund, dated November 3, 2008, as supplemented to date, which has been filed with the SEC and is incorporated by reference into this Prospectus/Proxy Statement.

•  The Statement of Additional Information (SAI) for Mid-Cap Growth Fund, dated November 3, 2008, as supplemented to date, which has been filed with the SEC and is incorporated by reference into this Prospectus/Proxy Statement.

•  An SAI for Mid-Cap Growth Fund, dated January 19, 2009, relating to this Prospectus/Proxy Statement, which has been filed with the SEC and is incorporated by reference into this Prospectus/Proxy Statement.

•  An Annual Report to Shareholders for Mid-Cap Growth Fund for the fiscal year ended August 31, 2008, which is enclosed and is incorporated by reference into this Prospectus/Proxy Statement.

You may request a free copy of these documents by calling 1-800-225-1852 or by writing to Mid-Cap Growth Fund at the above address.

The SEC has not approved or disapproved Mid-Cap Growth Fund's shares, nor has the SEC determined that this Prospectus/Proxy Statement is complete or accurate. It is a criminal offense to state otherwise.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation (FDIC) or any other U.S. government agency. Mutual fund shares involve risks, including the possible loss of principal.

SUMMARY

The following is a summary of certain information contained elsewhere in this Prospectus/Proxy Statement, including the Agreement and Plan of Reorganization (the Plan). You should read the more complete information in the rest of this Prospectus/Proxy Statement, including the form of the Plan (attached as Exhibit A), the Prospectus for Mid-Cap Growth Fund (enclosed as Exhibit B), the Annual Report to Shareholders of Mid-Cap Growth Fund for the fiscal year ended August 31, 2008 (enclosed as Exhibit C), and the SAI relating to this Prospectus/Proxy Statement. This Prospectus/Proxy Statement is qualified entirely by reference to these documents. You should read these materials for more complete information.

The Proposal

Shareholders of Nicholas-Applegate Fund are being asked to consider and approve the Reorganization that will have the effect of combining Nicholas-Applegate Fund and Mid-Cap Growth Fund into a single mutual fund. Nicholas-Applegate Fund is the sole series of an open-end investment company that is organized as a Maryland corporation. Mid-Cap Growth Fund is an open-end investment company that also is organized as a Maryland corporation.

If the Plan receives the required shareholder approval and the Reorganization is completed, the assets of Nicholas-Applegate Fund will be transferred to, and all of the liabilities of Nicholas-Applegate Fund will be assumed by, Mid-Cap Growth Fund in exchange for voting shares of Mid-Cap Growth Fund having a net asset value equal to the net assets transferred to the Nicholas-Applegate Fund. Shareholders of Nicholas-Applegate Fund will have their shares exchanged for shares of Mid-Cap Growth Fund of equal net asset value based upon the value of the shares at the time Nicholas-Applegate Fund's assets are transferred to Mid-Cap Growth Fund in complete liquidation of Nicholas-Applegate Fund. After the transfer of assets and exchange of shares has been completed, Nicholas-Applegate Fund will subsequently be terminated. The Company will be dissolved and de-registered as an investment company under the 1940 Act. If the Plan is approved, you will cease to be a shareholder of Nicholas-Applegate Fund and will become a shareholder of Mid-Cap Growth Fund.

For the reasons set forth in the "Background and Directors' Considerations Relating to the Proposed Merger" section, the Board of Directors of the Company has determined that the proposed Reorganization of Nicholas-Applegate Fund is in the best interests of Nicholas-Applegate Fund, and has also concluded that the interests of existing shareholders of Nicholas-Applegate Fund would not be diluted as a result of the Reorganization.

The Board of Directors of the Company, on behalf of Nicholas-Applegate Fund, has approved the Plan and recommends that you vote to approve the Plan.

Shareholder Voting

Shareholders who owned shares of Nicholas-Applegate Fund at the close of business on December 15, 2008 (the Record Date) will be entitled to vote at the Meeting, and will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold of Nicholas-Applegate Fund. The approval of the Plan requires the affirmative vote of the holders of a majority (as defined in the 1940 Act) of the total number of shares of capital stock of Nicholas-Applegate Fund outstanding and entitled to vote thereon.

For the purposes of this vote, a 1940 Act majority means that approval of the Plan requires the vote of the lesser of (i) 67% or more of the outstanding voting shares of Nicholas-Applegate Fund represented at a meeting at which more than 50% of the outstanding voting shares of Nicholas-Applegate Fund are present in person or represented by proxy; or (ii) more than 50% of the outstanding voting shares of Nicholas-Applegate Fund.

Please vote your shares promptly. You may vote by completing and signing the enclosed ballot (proxy card) or over the Internet or by phone. If you vote by any of these methods, your votes will be officially cast at the Meeting by persons appointed as proxies. If you own shares of Nicholas-Applegate Fund in multiple accounts, you will receive multiple proxy cards. Each proxy card must be voted for all of your shares to be voted. If you intend on attending the Meeting in person, you may vote your shares in person, which will revoke any previously given proxy. Merely attending the Meeting, however, will not revoke any previously given proxy.

You can revoke or change your voting instructions at any time until the vote is taken at the Meeting. For more details about shareholder voting, see the "Voting Information" section of this Prospectus/Proxy Statement.

COMPARISON OF IMPORTANT FEATURES

The Investment Objectives and Policies of the Funds

This section summarizes the investment objectives and policies of the Funds. For a more complete description of the investment policies and risks associated with Mid-Cap Growth Fund, you should read the Prospectus for Mid-Cap Growth Fund (enclosed as Exhibit B) and the SAI for Mid-Cap Growth Fund, each of which is incorporated by reference into this Prospectus/Proxy Statement.

The investment objectives of each Fund are substantially similar: the investment objective of Nicholas-Applegate Fund is capital appreciation, and the investment objective of Mid-Cap Growth Fund is long-term capital appreciation. Each Fund's investment objective is a fundamental policy that cannot be changed without shareholder approval.

In seeking to achieve its investment objective, Nicholas-Applegate Fund normally invests primarily in stocks from a universe of U.S. companies with market capitalizations corresponding to the Russell Midcap Growth Index as measured at the time of purchase. The Nicholas-Applegate Fund normally invests at least 90% of its total assets in a diversified portfolio of equity securities, primarily in the common stock of U.S. companies.

Mid-Cap Growth Fund normally invests at least 80% of its investable assets (i.e., net assets plus any borrowings for investment purposes) in equity and equity-related securities of medium-sized companies with the potential for above-average growth. Mid-Cap Growth Fund considers medium-sized companies to be those companies with market capitalizations within the range of the Russell Midcap Index at the time of purchase. As noted above, Nicholas-Applegate Fund utilizes the Russell Midcap Growth Index, and not the Russell Midcap Index, for purposes of determining the capitalization of companies in which the Fund may invest.

Nicholas-Applegate Fund's policy of investing at least 90% of the Fund's total assets in a diversified portfolio of equity securities is not fundamental and may be changed by the Board of Directors without shareholder approval upon 60 days' advance notice to shareholders. Similarly, Mid-Cap Growth Fund's policy of investing at least 80% of its investable assets in equity and equity-related securities of medium-sized companies with the potential for above-average growth is not fundamental and may be changed by its Board of Directors without shareholder approval upon 60 days' advance notice to shareholders.

The day-to-day investment operations of each Fund are managed by different subadvisers, and each subadviser utilizes different investment processes and methods in order to select securities to buy or sell for each Fund's portfolio. Although each subadviser utilizes a "growth" equity investment style (meaning that each subadviser looks to invest in the stocks of companies that it believes will demonstrate strong price appreciation relative to their industries and broad market averages), the processes and methods used by each subadviser to select securities are different. In particular, the subadviser for Nicholas-Applegate Fund utilizes a proprietary quantitative process to make individual security and industry sector selection decisions and to integrate those decisions. The portfolio managers utilize strategies that combine analysis of dynamic quantitative factors with an actively managed stock selection process. The subadviser for Mid-Cap Growth Fund utilizes a combination of fundamental research and/or quantitative techniques in order to make investment decisions for the Fund and looks for small- and medium-sized companies that have growth in sales and earnings driven by products or services.

Each Fund may participate in the initial public offering (IPO) market, and IPO investments may increase each Fund's total returns. As Fund assets grow, it is important to note that the impact of IPO investments will decline, which in turn may reduce each Fund's total returns.

Other Policies

Each Fund may utilize various investment strategies, in addition to their principal strategies, to try to increase the Fund's returns or protect its assets if market conditions warrant. Both Funds may invest in foreign securities, utilize repurchase agreements, engage in derivative strategies, and may temporarily invest up to 100% of each Fund's assets in money market instruments in response to adverse market or other conditions. Under normal circumstances, Nicholas-Applegate Fund may invest up to 10% of its total assets in money market instruments and Mid-Cap Growth Fund may invest up to 20% of its assets in money market instruments.

It is important to note that the Funds' utilization of some of these investment strategies differs. Mid-Cap Growth Fund may invest in foreign securities in an amount up to 35% of its net assets, while Nicholas-Applegate Fund may invest in foreign securities in an amount up to 20% of its total assets. Neither Fund considers American Depositary Receipts (ADRs), American Depositary Shares (ADSs) and other similar receipts or shares traded in U.S. markets to be foreign securities. Mid-Cap Growth Fund may use various derivative strategies both to try to improve the Fund's returns and for hedging purposes. In particular, Mid-Cap Growth Fund may use financial futures contracts and related options on financial futures; foreign currency forward contracts; swap transactions including, but not limited to, credit default swaps, interest rate swaps, total return swaps and index swaps; and options on securities and financial indexes. Nicholas-Applegate Fund may use covered listed put and call options, with respect to securities that are otherwise eligible for purchase by the Fund, for hedging purposes only.

In addition, Mid-Cap Growth Fund may invest in equity-related securities (such as rights and warrants), real estate investment trusts (REITs), ADRs, U.S. Government securities, investment-grade fixed-income obligations, and investment-grade convertible securities, and may enter into short sales (and short sales against-the-box).

Both Funds have substantially similar policies with respect to borrowing, securities lending and holding illiquid securities. Mid-Cap Growth Fund may borrow in an amount up to 33 1/3% of the value of its total assets, while Nicholas-Applegate Fund may borrow in an amount up to 30% of the value of its total assets; Mid-Cap Growth Fund may lend portfolio securities up to 33 1/3% of the value of its total assets, while Nicholas-Applegate Fund may lend portfolio securities up to 25% of its total assets; and Mid-Cap Growth Fund may hold up to 15% of its net assets in illiquid securities, while Nicholas-Applegate Fund may hold up to 10% of its total assets in illiquid securities.

Each Fund typically distributes net investment income, short-term capital gains and long-term capital gains to shareholders on an annual basis.

Risks of Investing in the Funds

Although the Funds try to invest wisely, all investments involve risk. There is always the risk that investments will not perform as hoped, and that the value of a particular security could go down. Since both Funds invest primarily in common stock, there is the risk that the price of a particular stock could go down and/or that the value of the equity markets or a sector could go down. Each Fund is also subject to other principal and/or non-principal risks, as described below:

Management Risk. Actively managed mutual funds are subject to management risk. The subadviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these techniques will produce the desired results.

Market Risk. There is a possibility that the market value of an investment may move up or down and that its movement may occur quickly or unpredictably. Securities markets are volatile.

Stock Risk. The price of a particular stock a Fund owns could go down, or pay lower-than-expected dividends.

Medium & Small Company Risk. Although the Fund intends to invest in medium- and large-capitalization companies, the Fund may invest in companies of any market capitalization. Generally, the stock prices of medium- and small-sized companies are less stable than large companies, although this is not always the case.

Growth Stock Risk. The Fund's net asset value may be subject to above-average fluctuations as a result of seeking higher than average capital growth through its growth equity investment style.

Foreign Securities Risk. Foreign political, economic and legal systems may be less stable than in the U.S. The changing value of foreign currencies could also affect the value of the assets the Fund holds and its performance.

Derivatives Risk. The value of certain derivatives that are used to manage cash flows or to hedge a portfolio security are generally determined independently from that security and could result in a loss to the Fund when the price movement of a derivative used as a hedge does not correlate with a change in the value of the portfolio security. Investments in derivatives may not have the intended effects and may result in losses or missed opportunities and counterparties could default.

Illiquid Securities Risk. Illiquid securities may be difficult to value precisely and may be difficult to sell at the time or price desired.

Short Sales Risk. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Fund may have substantial short positions and must borrow those securities to make delivery to the buyer. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. When borrowing a security for delivery to a buyer, the Fund also may be required to pay a premium and other transaction costs, which would increase the cost of the security sold short. The Fund must normally repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale. Also, the lender of a security may terminate the loan at a time when the Fund is unable to borrow the same security for delivery. In that case, the Fund would need to purchase a replacement security at the then current market price or "buy in" by paying the lender an amount equal to the cost of purchasing the security. Because the Fund's loss on a short sale arises from increases in the value of the security sold short, such loss is theoretically unlimited. In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise further, thereby exacerbating the loss. Conversely, gains on short sales, after transaction and related costs, are generally the difference between the price at which the Fund sold the borrowed security and the price it paid to purchase the security for delivery to the buyer. By contrast, the Fund's loss on a long position arises from decreases in the value of the security and is limited by the fact that a security's value cannot drop below zero.

U.S. Government and Agency Securities Risk. In addition to market risk, interest rate risk and credit risk, such securities may limit potential for capital appreciation. Not all U.S. Government securities are insured or guaranteed by the U.S. Government; some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt.

Fixed-income Obligations Risk. In addition to credit risk, market risk and interest rate risk, the Fund's holdings, share price, yield and total return may fluctuate in response to bond market movements.

Initial Public Offerings Risk. The Fund may participate in the IPO market. The volume of IPOs and the levels at which the newly issued stocks trade in the secondary market are affected by the performance of the stock market overall. If IPOs are brought to the market, availability may be limited and if the Fund desired to acquire shares in such an offering, it may not be able to buy any shares at the offering price, or if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like. The prices of securities involved in IPOs are often subject to greater and more unpredictable price changes than more established stocks. Such unpredictability can have a dramatic impact on the Fund's performance (higher or lower) and any assumptions by investors based on the impacted performance may be unwarranted. In addition, as the Fund's assets grow, the impact of their IPO investments on performance will decline, which could reduce total returns.

Portfolio Turnover Risk. Although it is not one of the Fund's principal strategies, the Fund may, as it has in the past, actively and frequently trade its portfolio securities to achieve its investment objective. This may occur due to active portfolio management by the Fund's investment subadviser. High portfolio turnover results in higher transaction costs, which can affect the Fund's performance, and may have adverse federal income tax consequences.

Regulatory Risk.  The Fund is subject to a variety of laws and regulations which govern its operations. Similarly, the businesses and other issuers of the securities in which the Fund invests are also subject to considerable regulation. These laws and regulations are subject to change. A change in laws and regulations may materially impact the Fund, a security, business, sector or market. For example, a change in laws or regulations made by the government or a regulatory body may impact the ability of the Fund to achieve its investment objective, or may impact the Fund's investment policies and/or strategies, or may reduce the attractiveness of an investment.

For more detailed information about the risks associated with each Fund, see the prospectus and SAI for each Fund.

An investment in a Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a Fund.

Federal Income Tax Considerations

Each Fund is treated as a separate entity for federal income tax purposes. Each Fund has qualified and elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended

(the Code), and intends to continue to so qualify for each of its taxable years. As a regulated investment company, a Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain loans of stock and securities, gains from the sale or other disposition of stock, securities or foreign currency, other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currency and net income derived from interests in qualified publicly traded partnerships; and (b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited, in respect of any one issuer, to an amount not greater in value than 5% of the value of the Fund's total assets, and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer or of two or more issuers that are controlled by the Fund and are in the same, similar or related trades or businesses or the securities of one or more qualified publicly traded partnerships. As a regulated investment company, a Fund (as opposed to its shareholders) will not be subject to federal income taxes on the income and capital gain that it distributes to its shareholders, provided that at least 90% of its investment company taxable income (determined without regard to the deduction for dividends paid) for the taxable year is distributed in accordance with the Code's distribution requirements.

The Reorganization will have various federal income tax consequences, some of which are discussed under the caption "Federal Income Tax Consequences of the Reorganization."

Fundamental Investment Restrictions

Each Fund has adopted various investment restrictions as fundamental policies. Fundamental policies are those that cannot be changed without the approval of a majority of the Fund's outstanding voting securities (as defined under the 1940 Act).

Although certain of the investment restrictions adopted by each Fund as fundamental policies are identical or substantially similar, each Fund has adopted other investment restrictions which either differ or for which there is no comparable restriction adopted by the other Fund.

A comparison of each Fund's fundamental investment restrictions is set out below:

Fundamental Investment Restriction	Nicholas-Applegate Fund	Mid-Cap Growth Fund
Senior Securities	The Fund may not issue any securities senior to its Common Stock, except that the Fund may borrow money as permitted by [the restriction pertaining to borrowing money].	[The Fund may not] Issue senior securities or borrow money or pledge its assets, except as permitted by [exemptive order, SEC release, no-action letter or similar relief or interpretations, which are collectively referred to as] the 1940 Act Laws, Interpretations and Exemptions. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions such as interest rate swap transactions, and collateral arrangements with respect thereto, and transactions similar to any of the foregoing and collateral arrangements with respect thereto, and obligations of the Fund to its Directors pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

Fundamental Investment Restriction	Nicholas-Applegate Fund	Mid-Cap Growth Fund
Borrowing	The Fund may borrow money on a secured or unsecured basis for any purpose (including short-term credit referred to in [the restriction pertaining to put and call options]) in amounts not exceeding 30% of the value of its total assets at the time of the borrowing, provided that, pursuant to the [1940] Act, borrowings will only be made from banks and will be made only to the extent that the value of the Fund's total assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings (including the proposed borrowing). If such asset coverage of 300% is not maintained, the Fund will take prompt action to reduce its borrowings as required by applicable law.	[The Fund may not] Issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act Laws, Interpretations and Exemptions. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions such as interest rate swap transactions, and collateral arrangements with respect thereto, and transactions similar to any of the foregoing and collateral arrangements with respect thereto, and obligations of the Fund to its Directors pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

Underwriting	The Fund may not underwrite securities of other issuers, except insofar as it may be deemed an underwriter under the Securities Act [of 1933, as amended] in selling portfolio securities.	[The Fund may not] Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

Real Estate	The Fund may not purchase or sell real estate. However, the Fund may invest in securities secured by, or issued by companies that invest in, real estate or interests in real estate.	[The Fund may not] Buy or sell real estate, except that investment in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported or secured by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

Fundamental Investment Restriction	Nicholas-Applegate Fund	Mid-Cap Growth Fund
Commodities	The Fund may not purchase or sell commodities or commodity contracts, including options contracts and options on futures contracts. For purposes of this investment restriction, futures contracts are deemed to be commodity contracts.	[The Fund may not] Buy or sell physical commodities or contracts involving physical commodities. The Fund may purchase and sell (i) derivative, hedging and similar instruments such as financial futures contracts and options thereon, and (ii) securities or instruments backed by, or the return from which is linked to, physical commodities or currencies, such as foreign currency forward contracts, and the Fund may exercise rights relating to such instruments, including the right to enforce security interests and to hold physical commodities and contracts involving physical commodities acquired as a result of the Fund's ownership of instruments supported or secured thereby until they can be liquidated in an orderly manner.

Lending	The Fund may not make loans of money, except that the Fund may purchase publicly distributed debt instruments and certificates of deposit and enter into repurchase agreements. The Fund reserves the authority to make loans of its portfolio securities in an aggregate amount not exceeding 25% of the value of its total assets. Any such loans will be made only upon approval of, and subject to any conditions imposed by, the Company's Board of Directors.
	The Fund may not pledge or in any way transfer as security for indebtedness any securities owned or held by it, except to secure indebtedness permitted [by the restriction on borrowing].	The Fund may make loans, including loans of assets of the Fund, repurchase agreements, trade claims, loan participations or similar investments, or as permitted by the 1940 Act Laws, Interpretations and Exemptions. The acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or instruments similar to any of the foregoing will not be considered the making of a loan, and is permitted if consistent with the Fund's investment objective.

Fundamental Investment Restriction	Nicholas-Applegate Fund	Mid-Cap Growth Fund
Industry Concentration & Diversification	The Fund may not invest in securities of any one issuer if more than 5% of the market value of its total assets would be invested in the securities of such issuer. However, up to 25% of the Fund's total assets may be invested without regard to this limitation. In addition, this restriction does not apply to investments in securities of the U.S. Government and its agencies.
The Fund may not purchase more than 10% of the outstanding voting securities, or of any class of securities, of any one issuer, or purchase the securities of any issuer for the purpose of exercising control.
The Fund may not invest 25% or more of the market value of its total assets in the securities of issuers in any one particular industry. This restriction does not apply to investments in securities of the U.S. Government or its agencies.	The Fund may not invest 25% or more of the market value of its total assets in the securities of issuers in any one particular industry. This restriction does not apply to investments in securities of the U.S. Government or its agencies. [The Fund may not] Purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as each may be amended from time to time except to the extent that the Fund may be permitted to do so by exemptive order, SEC release, no-action letter or similar relief or interpretations (collectively, the 1940 Act Laws, Interpretations and Exemptions).
[The Fund may not] Purchase any security if as a result 25% or more of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry, except for temporary defensive purposes, and except that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.
For purposes of [the diversification restriction above], the Fund will currently not purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result, with respect to 75% of the Fund's total assets, (i) more than 5% of the Fund's total assets (determined at the time of investment) would be invested in securities of a single issuer and (ii) the Fund would own more than 10% of the outstanding voting securities of any single issuer.

Contractual or Legal Restrictions; ADRs	The Fund may not invest more than 10% of the value of its total assets in securities that at the time of purchase have legal or contractual restrictions on resale, or more than 20% of the value of its total assets in securities of foreign issuers and American Depositary Receipts.	No comparable fundamental restriction

Fundamental Investment Restriction	Nicholas-Applegate Fund	Mid-Cap Growth Fund
Purchasing Securities on Margin	The Fund may not write put or call options or purchase any securities on margin, except that the Fund may obtain short-term credit necessary for the clearance of purchases and sales of portfolio securities.	No comparable fundamental restriction

As a matter of policy, the Board of Directors of the Company, on behalf of Nicholas-Applegate Fund, has determined that the subadviser will not be authorized to (i) make loans of its portfolio securities in excess of 10% of the value of its total assets, (ii) make short sales or maintain a short position if to do so would create liabilities or require collateral deposits and segregation of assets arising in connection with short sales aggregating more than 25% of the Fund's total assets, taken at market value, (iii) invest in listed covered call options in excess of 5% of the market value of the Fund's assets as of the date of investment, or invest in listed covered put options in excess of 5% of the market value of the Fund's assets as of the date of investment, or (iv) borrow money for any purpose. These are not fundamental policies of the Fund and the Company's Board of Directors reserves the right to change any such determination in the future, without shareholder approval, if it concludes that such a change would be in the best interests of the Fund and its shareholders.

Although not fundamental, Mid-Cap Growth Fund has the following additional investment restrictions.

The Fund may not:

1. Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by the Fund of initial or maintenance margin in connection with futures or options is not considered the purchase of a security on margin.

2. Make short sales of securities or maintain a short position if, when added together, more than 25% of the value of the Fund's net assets would be (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales and (ii) allocated to segregated accounts in connection with short sales. Short sales "against-the-box" are not subject to this limitation.

3. Invest in securities of other non-affiliated investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which the Fund will not hold more than 3% of the outstanding voting securities of any one investment company, will not have invested more than 5% of its total assets in any one investment company and will not have invested more than 10% of its total assets (determined at the time of investment) in such securities of one or more investment companies, or except as part of a merger, consolidation or other acquisition.

4. Purchase more than 10% of all outstanding voting securities of any one issuer.

Certain Organizational Differences (and Similarities) Between Nicholas-Applegate Fund and Mid-Cap Growth Fund

Nicholas-Applegate Fund is a separate series of stock of the Company, an open-end investment company organized as a Maryland corporation, and the rights of its shareholders are governed by the Company's charter and by-laws, applicable Maryland law and the 1940 Act. Mid-Cap Growth Fund also is an open-end investment company organized as a Maryland corporation and the rights of its shareholders also are governed by Mid-Cap Growth Fund's charter and by-laws, applicable Maryland law and the 1940 Act.

Shareholder Meetings. Generally, neither the Company nor Mid-Cap Growth Fund is required to hold annual meetings of its shareholders, unless the election of directors is required to be acted on by the shareholders under the 1940 Act or the Maryland General Corporation Law. The Chairman of the Board, the President or a majority of the Board of Directors of each of the Company and Mid-Cap Growth Fund may call a special meeting of their respective shareholders. The Board of the Company also is required to call a special meeting of shareholders when requested in writing to do so by the holders of ten percent (10%) of its outstanding voting shares for purposes of removing a director and twenty-five percent (25%) of its outstanding voting shares for all other purposes. The Board of Mid-Cap Growth Fund is required to call a special meeting of shareholders when requested in writing to do so by the holders of a majority of its outstanding voting shares.

Voting Rights. Shares of the Company and Mid-Cap Growth Fund, regardless of class or series, are entitled to one vote on each matter submitted to a vote at a meeting of shareholders, except that where holders of any class or series of shares are entitled to vote as a separate class or series as required by the 1940 Act or the Maryland General Corporation Law, such single class voting requirement shall apply. At a meeting of shareholders of the Company, the presence in person or by proxy of shareholders entitled to cast a majority of all the votes entitled to be cast constitutes a quorum, and a majority of all the votes cast at a meeting at which a quorum is present is sufficient to approve any matter which properly comes before the meeting, except that a plurality of all the votes cast at a meeting at which a quorum is present is sufficient to elect a director. At a meeting of shareholders of Mid-Cap Growth Fund, the presence in person or by proxy of shareholders entitled to cast one-third of all of the votes entitled to be cast constitutes a quorum, and a majority of all the votes cast at a meeting at which a quorum is present is sufficient to approve any matter which properly comes before the meeting, except that a plurality of all the votes cast at a meeting at which a quorum is present is sufficient to elect a director.

Removal of Directors. Generally, shareholders of the Company may remove any director, with or without cause, by the affirmative vote of shareholders holding a majority of the outstanding shares entitled to vote for the election of directors. The successor of any director so removed may be elected by the shareholders entitled to vote thereon at the same meeting to fill any resulting vacancies for the unexpired term of removed directors. Generally, shareholders of Mid-Cap Growth Fund may remove a director, with or without cause, by the affirmative vote of not less than two-thirds of all votes entitled to be cast generally for the election of directors, subject to the rights of the holders of any class of stock separately entitled to elect one or more directors.

Shareholder Liability. Under Maryland law, the shareholders of the Company and of Mid-Cap Growth Fund have no personal liability for the debts or obligations of the Company or Mid-Cap Growth Fund, as the case may be, solely as a result of their status as shareholders, except that they are personally liable for the subscription price or other consideration for shares of stock for which payment has not yet been made.

Liability and Indemnification of Directors and Officers. Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and to its shareholders for money damages, except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action.

Maryland law also requires a corporation (unless its charter provides otherwise, which the Company's and Mid-Cap Growth Fund's charters do not) to indemnify a director or officer who has been successful on the merits or otherwise, in the defense of any proceeding to which he is made a party by reason of his service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that personal benefit was improperly received, unless in either case a court orders indemnification and then only for expenses.

The Company's charter contains a provision which eliminates directors' and officers' liability to the maximum extent permitted by Maryland law, except that directors and officers of the Company are not protected against any liability to the Company or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Company's charter also requires the Company to indemnify directors and officers to the full extent provided by Maryland law, including the advance of expenses under the procedures of such laws. The Company also may indemnify employees and agents consistent with Maryland law.

Mid-Cap Growth Fund's charter (like the Company's) contains a provision which eliminates directors' and officers' liability to the maximum extent permitted by Maryland law, except that directors and officers of Mid-Cap Growth Fund are not protected against any liability to Mid-Cap Growth Fund or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. Mid-Cap Growth Fund's charter (like the Company's) and by-laws also require Mid-Cap Growth Fund to indemnify directors and officers to the fullest extent provided by Maryland law (as limited by the 1940 Act), including the advance of expenses under the procedures of such laws. Mid-Cap Growth Fund also may indemnify employees and agents consistent with Maryland law.

The foregoing is only a summary of certain differences and similarities between the Company's charter and by-laws and Mid-Cap Growth Fund's charter and by-laws. Both the Company and Mid-Cap Growth Fund are governed by Maryland law and the 1940 Act. This summary is not a complete description of the differences and similarities, but only of certain material differences and similarities. Shareholders desiring copies of the Company's charter and by-laws or Mid-Cap Growth Fund's charter and by-laws should write to the relevant Company or Mid-Cap Growth Fund representatives.

Management of the Funds

Prudential Investments LLC (PI), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, serves as the investment manager of Nicholas-Applegate Fund pursuant to a management agreement entered into between PI and the Company, on behalf of Nicholas-Applegate Fund. Similarly, PI serves as the investment manager of Mid-Cap Growth Fund pursuant to a management agreement entered into between PI and Mid-Cap Growth Fund.

Under each management agreement, PI manages the Fund's investment operations and manages the Fund's business affairs. Subject to the supervision of the applicable Board of Directors, PI is responsible for monitoring the performance of and supervising each Fund's subadviser. As of June 30, 2008, PI served as the investment manager to all of the Prudential Financial, Inc. U.S. and offshore open-end investment companies, and as administrator to all closed-end investment companies, with aggregate assets of approximately $107.9 billion.

Mid-Cap Growth Fund has obtained an exemption from the SEC (the Order) that permits PI to change subadvisers for Mid-Cap Growth Fund and to enter into new subadvisory agreements without obtaining shareholder approval of such changes. Any such subadviser change would be subject to approval by the Board of Directors of Mid-Cap Growth Fund and notice to shareholders. This exemption (which is similar to exemptions granted to other investment companies that are operated in a similar manner as Mid-Cap Growth Fund) is intended to facilitate the efficient supervision and management of the subadvisers by PI and the directors of Mid-Cap Growth Fund. The exemption permits PI to change unaffiliated subadvisers (i.e., subadvisers not affiliated with PI) without first obtaining shareholder approval; if PI sought to retain an affiliated subadviser, shareholder approval would be required. Shareholders of the Fund still have the right to terminate subadvisory agreements by a vote of a majority of the outstanding shares of the Fund.

Nicholas-Applegate Fund, unlike Mid-Cap Growth Fund, has neither sought nor obtained an exemption from the SEC that would permit PI to change the subadviser for Nicholas-Applegate Fund without first seeking and obtaining shareholder approval. This means that, if PI sought to change the subadviser for Nicholas-Applegate Fund, Nicholas-Applegate Fund's shareholders would be required to approve the change in subadviser before PI could enter into a new subadvisory agreement with a new subadviser.

With respect to Nicholas-Applegate Fund, PI currently engages Nicholas-Applegate Capital Management (NACM) to serve as the Fund's subadviser. NACM manages the investments of the Fund in accordance with the Fund's investment objective, policies and limitations and any investment guidelines established by PI. NACM is responsible, subject to the supervision and control of PI, for the purchase, retention and sale of securities in the Fund's investment portfolio.

With respect to Mid-Cap Growth Fund, PI currently engages Jennison Associates LLC (Jennison) to serve as the Fund's subadviser. Jennison is an affiliate of PI. Jennison manages the investments of the Fund in accordance with the Fund's investment objective, policies and limitations and any investment guidelines established by PI. Jennison is responsible, subject to the supervision and control of PI, for the purchase, retention and sale of securities in the Fund's investment portfolio.

NACM is the investment subadviser for Nicholas-Applegate Fund. Its address is 600 West Broadway, San Diego, California 92101-3311. As of December 31, 2007, NACM served as investment adviser to a variety of institutional and individual clients, with aggregate assets of approximately $14 billion. NACM was organized in 1984 to manage discretionary accounts investing primarily in publicly traded equity securities and securities convertible into or exercisable for publicly traded equity securities, with the goal of capital appreciation.

The NACM portfolio managers responsible for the day-to-day management of Nicholas-Applegate Fund are set forth below:

Jane Edmondson Vice President, Portfolio Manager, Systematic	Ms. Edmondson has responsibilities for portfolio management and research focusing on U.S. Systematic Mid and Large-Cap Growth strategy. Prior to joining the U.S. Systematic team, Ms. Edmondson was an analyst in both the Institutional Marketing and Technology areas within NACM. She joined NACM in 1996 with five years prior experience as a financial consultant with Merrill Lynch, Pierce, Fenner & Smith. Ms. Edmondson earned her B.A. from the University of California, Irvine, and her M.B.A. in finance from San Diego State University. She has fifteen years of investment industry experience. Ms. Edmondson has managed the Fund since October 2000.

Mark P. Roemer Senior Vice President, Portfolio Manager, Systematic	Mr. Roemer joined NACM in 2001 and has lead portfolio management responsibilities on the systematic small, systematic 130/30, systematic SMID and systematic market neutral portfolios. Mr. Roemer initially acted as the systematic team's liaison to the client service and sales team, and later transitioned to an analyst role on the team. He was previously principal and U.S. equity product manager with Barclays Global Investors. Mr. Roemer was a client relationship officer with BGI after having begun his career with Kleinwort Benson Investment Management of London. He earned his master's degree in finance from the London Business School, as well as an M.S. from Stanford University in their joint master's program between the College of Engineering and Stanford Business School. He earned his B.S. from Virginia Tech. He has eleven years of investment industry experience. Mr. Roemer has managed the Fund since June 2001.

Jennison is the investment subadviser for Mid-Cap Growth Fund. Its address is 466 Lexington Avenue, New York, New York 10017. PI has responsibility for all investment advisory services, supervises Jennison and pays Jennison for its services. As of June 30, 2008, Jennison managed in excess of $85 billion in assets. Jennison has served as an investment adviser since 1969 and has advised investment companies since 1990.

The Jennison portfolio manager responsible for the day-to-day management of Mid-Cap Growth Fund is set forth below:

John P. Mullman, CFA, Managing Director	Mr. Mullman joined Prudential in 1987 as an associate in the Corporate Finance Group. Prior to joining Jennison in August 2000, Mr. Mullman managed institutional portfolios with Prudential. He earned his B.A. in Economics from the College of the Holy Cross in 1982 and his M.B.A. from Yale University in 1987. He is also a member of The New York Society of Security Analysts, Inc. Mr. Mullman has managed the Fund since August 2005.

Subsequent to completion of the Reorganization, it is expected that Jennison will continue to serve as the subadviser for Mid-Cap Growth Fund, and Mr. Mullman will continue to serve as the portfolio manager for Mid-Cap Growth Fund.

Investment Management Fees

Pursuant to its management agreement with the Company, PI receives a monthly investment management fee for the performance of its services with respect to Nicholas-Applegate Fund. Similarly, pursuant to its management agreement with Mid-Cap Growth Fund, PI receives a monthly investment management fee for the performance of its services with respect to Mid-Cap Growth Fund. PI, as manager of the Funds, pays each Fund's subadviser a portion of its fee for the performance of the subadvisory services at no additional cost to either Fund.

Nicholas-Applegate Fund, pursuant to the management agreement between PI and the Company, is obligated to pay PI an annual investment management fee equal to 0.95 of 1% of its average daily net assets. For the period ending April 30, 2010, PI has contractually agreed to waive 0.25% of the management fee payable by Nicholas-Applegate Fund.

Mid-Cap Growth Fund, pursuant to the management agreement between PI and Mid-Cap Growth Fund, is obligated to pay PI an annual investment management fee equal to 0.60 of 1% of average daily net assets up to and including $1 billion; and 0.55 of 1% of average daily net assets over $1 billion. As a result, if the Plan is approved, the shareholders of Nicholas-Applegate Fund will be shareholders of a fund with a lower management fee.

During its fiscal year ended December 31, 2007, Nicholas-Applegate Fund paid $881,682 to PI, and during its fiscal year ended August 31, 2008, Mid-Cap Growth Fund paid $5,737,048 to PI.

With respect to Nicholas-Applegate Fund, pursuant to a fee waiver agreement in effect through April 30, 2010, PI pays NACM at an annual rate equal to 0.50 of 1% of the Fund's average daily net assets. With respect to Mid-Cap Growth Fund, PI pays Jennison at an annual rate equal to 0.30 of 1% of average daily net assets up to and including $1 billion; and 0.261 of 1% of average daily net assets over $1 billion.

Distribution Plans

Prudential Investment Management Services LLC (PIMS or the Distributor) serves as the principal underwriter and distributor for both Nicholas-Applegate Fund and Mid-Cap Growth Fund.

The Company, on behalf of Nicholas-Applegate Fund, has adopted a Distribution and Service Plan (commonly known as a 12b-1 Plan) for Class A shares, Class B shares and Class C shares. Mid-Cap Growth Fund has adopted a Distribution and Service Plan for its Class A shares, Class B shares and Class C shares. The Distribution and Service Plans are intended to compensate the Distributor for its services and expenses in distributing shares and servicing shareholder accounts. Under the 12b-1 Plan for Class A, Class B and Class C, each Fund is authorized to pay the Distributor at the following annual rates for assets attributable to the indicated share class:

Share Class	Fee Rate
Class A	0.30 of 1%*
Class B	1%
Class C	1%

*  With respect to Nicholas-Applegate Fund only, the Distributor has contractually agreed until April 30, 2009 to reduce its distribution and service (12b-1) fees for Class A shares to 0.25 of 1% of the average daily net assets of Class A shares.

Because these fees are paid out of the Funds' assets on an ongoing basis, these fees may, over time, increase the cost of an investment in that Fund and may be more costly than other types of sales charges. The Funds do not pay distribution or other fees to the Distributor for Class Z shares.

The Distributor may use distribution and service fees received under the 12b-1 Plans to compensate qualified brokers for services provided in connection with the sale of shares and the maintenance of shareholder accounts.

Valuation

In connection with the Reorganization, each shareholder of Nicholas-Applegate Fund will receive a number of whole and fractional shares of the corresponding class of Mid-Cap Growth Fund, equal in value, in the aggregate, as of the valuation time of the Reorganization, to the value of his Nicholas-Applegate Fund shares. The share value of a mutual fund – known as the net asset value per share or NAV – is determined by a simple calculation: it is the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding.

Each Fund's NAV is determined once each business day at the close of regular trading on the New York Stock Exchange (NYSE), usually 4:00 p.m. New York time. The NYSE is closed on most national holidays and Good Friday. Each Fund's NAV may not be determined on days when the Fund has not received any orders to purchase, sell or exchange Fund shares, or when changes in the value of the Fund's portfolio do not materially affect its NAV.

Although the legal rights of each share class of the Funds are substantially identical, the different expenses borne by each share class will result in different NAVs and dividends. Dividends are calculated separately for each share class of a Fund. The dividends credited to Class A shares, for example, will be greater than the dividends credited to Class B shares, because the expenses borne by Class A shareholders are lower than the expenses borne by Class B shareholders.

Portfolio Holdings

In addition to the description contained herein, a description of the Funds' policies and procedures with respect to the disclosure of each Fund's portfolio securities is also contained in that Fund's prospectus, SAI and on each Fund's website (see www.jennisondryden.com and www.prudential.com).

Each Fund provides a full list of its portfolio holdings as of the end of each calendar month on its website within approximately 30 days after the end of the calendar month. Each Fund's portfolio holdings are made public, as required by law, in its annual and semi-annual reports and its Form N-Q filed with the SEC. In addition, a Fund may release its top ten holdings, sector and country breakdowns, and largest industries, as applicable, on a quarterly or monthly basis, with the information current as of 15 days prior to the release. Such information will be posted to the relevant Fund's website.

When authorized by a Fund's Chief Compliance Officer (CCO) and another officer of such Fund, portfolio holdings information may be disseminated more frequently or at different periods than as described above to intermediaries that distribute such Fund's shares, third-party providers of auditing, custody, proxy voting and other services for such Fund, rating and ranking organizations, and certain affiliated persons of such Fund, as described below. The procedures utilized to determine eligibility are set forth below.

Procedures for Release of Portfolio Holdings Information:

1. A request for release of Fund holdings shall be prepared by such third parties setting forth a legitimate business purpose for such release which shall specify the Fund, the terms of such release and frequency (e.g. level of detail staleness). Such request shall address whether there are any conflicts of interest between the Fund and the investment adviser, subadviser, principal underwriter or any affiliated person thereof and how such conflicts shall be dealt with to demonstrate that the disclosure is in the best interest of the shareholders of the Fund.

2. The request shall be forwarded to PI's Product Development Group and to the CCO of the Fund, or his delegate, for review and approval.

3. A confidentiality agreement in the form approved by an officer of the Fund must be executed with the recipient of the Fund holdings information.

4. An officer of the Fund shall approve the release and agreement. Copies of the release and agreement shall be sent to PI's Law Department.

5. Written notification of the approval shall be sent by such officer to PI's Fund Administration Department to arrange the release of Fund holdings information.

6. PI's Fund Administration Department shall arrange for the release of Fund holdings information by PFPC Trust Company (the Custodian Bank).

As of the date of this Prospectus/Proxy Statement, each Fund will provide:

1. Traditional External Recipients/Vendors

•  Full holdings on a daily basis to RiskMetrics Group and Broadridge Financial Solutions (proxy voting administrator / agents) at the end of each day;

•  Full holdings on a daily basis to RiskMetrics Group (securities class action claims services administrator) at the end of each day;

•  Full holdings on a daily basis to the subadviser, custodian bank, sub-custodian (if any are appointed) and accounting agents (which includes the Custodian Banks and any other accounting agent that may be appointed) at the end of each day;

•  Full holdings to KPMG LLP, each Fund's independent registered public accounting firm, as soon as practicable following the Fund's fiscal year-end or on an as-needed basis; and

•  Full holdings to financial printers as soon as practicable following the end of each Fund's quarterly, semiannual and annual period-ends.

2. Analytical Service Providers

•  The trades for the Fund on a quarterly basis to Abel/Noser Corp. (an agency-only broker and transaction cost analysis company) as soon as practicable following the Fund's fiscal quarter-end;

•  Full holdings on a daily basis to FT Interactive Data (a fair value information service) at the end of each day;

•  Full holdings on a daily basis to FactSet and Lipper Inc. (online investment research providers) at the end of each day.

In each case, the information disclosed must be for a legitimate business purpose and is subject to a confidentiality agreement intended to prohibit the recipient from trading on or further disseminating such information (except for legitimate business purposes). Such arrangements will be monitored on an ongoing basis and will be reviewed by each Fund's CCO and PI's law department on an annual basis.

In addition, certain authorized employees of PI receive portfolio holdings information on a quarterly, monthly or daily basis or upon request, in order to perform their business functions. All PI employees are subject to the requirements of the personal securities trading policy of Prudential Financial, Inc., which prohibits employees from trading on, or further disseminating confidential information, including portfolio holdings information.

Fund Directors have approved PI's Policy for the Dissemination of Portfolio Holdings. The Directors shall, on a quarterly basis, receive a report from PI detailing the recipients of the portfolio holdings information and the reason for such disclosure. The Directors have delegated oversight over the Funds' disclosure of portfolio holdings to the CCO. There can be no assurance that the Funds' policies and procedures on portfolio holdings information will protect the Funds from the misuse of such information by individuals or entities that come into possession of the information.

Frequent Purchases and Redemptions of Fund Shares

Each Fund seeks to prevent patterns of frequent purchases and redemptions of Fund shares by its shareholders. Frequent purchases and sales of shares of the Fund may adversely affect Fund performance and the interests of long-term investors. When a shareholder engages in frequent or short-term trading, the Fund may have to sell portfolio securities to have the cash necessary to redeem the shareholder's shares. This can happen when it is not advantageous to sell any securities, so the Fund's performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because the Fund cannot predict how much cash it will have to invest. In addition, if the Fund is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs. Similarly, the Fund may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short term trading.

Moreover, frequent or short-term trading by certain shareholders may cause dilution in the value of Fund shares held by other shareholders. Funds that invest in foreign securities may be particularly susceptible to frequent trading because time zone differences among international stock markets can allow a shareholder engaging in frequent trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price.

Each Fund does not knowingly accommodate or permit frequent trading, and the Board has adopted policies and procedures designed to discourage or prevent frequent trading activities by Fund shareholders. In an effort to prevent such practices, the Fund's Transfer Agent monitors trading activity on a daily basis. The Fund has implemented a trading policy that limits the number of times a shareholder may purchase Fund shares or exchange into the Fund and then sell those shares within a specified period of time (a "round-trip transaction") as established by the Fund's CCO.

The CCO is authorized to set and modify the parameters of the trading policy at any time as required to prevent the adverse impact of frequent trading on Fund shareholders. The CCO has defined frequent trading as one or more round-trip transactions in shares of the Fund within a 30-day period. A second round-trip within 60 days will begin a warning period that will remain in effect for 90 days. If additional purchase activity is initiated during the warning period, the purchase activity will be cancelled. In addition, if two round-trips have already been completed within the past 90 days, a trading suspension will be placed on the account that remains in effect for 90 days. Exceptions to the trading policy will not normally be granted.

Each Fund reserves the right to reject or cancel, without prior notice, all additional purchases or exchanges into the Fund by a shareholder who has violated this policy. Moreover, the Fund may direct a broker-dealer or other intermediary to block a shareholder account from future trading in the Fund. The Transfer Agent will monitor trading activity over $25,000 per account on a daily basis for a rolling 30-day period. If a purchase into the Fund is rejected or cancelled for violations of the trading policy, the shareholder will receive a return of the purchase amount.

If the Fund is offered to qualified plans on an omnibus basis or if Fund shares may be purchased through other omnibus arrangements, such as through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment adviser, or an administrator or trustee of a retirement plan ("Intermediaries") that holds your shares in an account under its name, Intermediaries maintain the individual beneficial owner records and submit to the Fund only aggregate orders combining the transactions of many beneficial owners. The Fund itself generally cannot monitor trading by particular beneficial owners. The Fund communicates to Intermediaries in writing that it expects the Intermediaries to impose restrictions on transfers by beneficial owners. Intermediaries may impose different or stricter restrictions on transfers by beneficial owners. Consistent with the restrictions described above, investments in the Fund through retirement programs administered by Prudential Retirement will be similarly identified for frequent purchases and redemptions and appropriately restricted.

The Transfer Agent also reviews the aggregate net flows in excess of $1 million. In those cases, the trade detail is reviewed to determine if any of the activity relates to previously identified policy offenders. In cases of omnibus orders, the Intermediary may be contacted by the Transfer Agent to obtain additional information. The Transfer Agent has the authority to cancel all or a portion of the trade if the information reveals that the activity relates to previously identified policy offenders. Where appropriate, the Transfer Agent may request that the Intermediary block a financial adviser or client from accessing the Fund. If necessary, the Fund may be removed from a particular Intermediary's platform. Shareholders seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Fund to prevent such trading, there is no guarantee that the Fund, the Transfer Agent or Intermediaries will be able to identify these shareholders or curtail their trading practices. The Fund does not have any arrangements intended to permit trading of its shares in contravention of the policies described above.

Purchases, Redemptions, Exchanges and Distributions

The purchase policies for Nicholas-Applegate Fund and Mid-Cap Growth Fund are identical. The offering price is the NAV per share. The minimum purchase amount for an initial purchase of Class A, Class B or Class C shares of either Fund generally is $2,500. Class Z shares have no minimum initial purchase requirement. The minimum purchase amount for a subsequent purchase of shares of either Fund is $100. Class Z shares do not have any subsequent minimum purchase requirement.

For both Funds, the maximum initial sales charge applicable to Class A shares is 5.5% of the public offering price; Class B, Class C and Class Z shares of the Funds have no initial sales charges. For both Funds, Class A shares purchased in amounts of $1 million or more are subject to a contingent deferred sales charge (CDSC) of 1% if the shares are redeemed within one year from the date of purchase. For both Funds, Class B shares are subject to a maximum CDSC of 5%. For both Funds, Class C shares are subject to a CDSC of 1% for shares sold within one year from the date of purchase.

The redemption policies for Nicholas-Applegate Fund and Mid-Cap Growth Fund are identical. Your shares will be sold at the NAV per share determined after your order to redeem or sell is received, less any applicable sales charges. Please refer to the Prospectus for Mid-Cap Growth Fund (enclosed herewith) for more information regarding how to redeem or sell Mid-Cap Growth Fund shares.

Shares of both Funds may be exchanged for shares of the same class in certain other JennisonDryden mutual funds, provided minimum investment requirements are satisfied. Please refer to each Fund's Prospectus for more information regarding the exchange of Fund shares. An exchange of shares is a taxable transaction for federal income tax purposes.

The distribution policies for both Funds are identical: each Fund generally distributes net investment income, long-term capital gains and short-term capital gains annually.

FEES AND EXPENSES

The following tables describe the fees and expenses that shareholders may pay if they hold shares of Nicholas-Applegate Fund and Mid-Cap Growth Fund, as well as the pro forma fees and expenses of Mid-Cap Growth Fund after giving effect to the consummation of the Reorganization.

"Certain Expenses" as used herein means taxes, interest, distribution (12b-l) fees and certain extraordinary expenses.

Shareholder Fees and Operating Expenses:

Class A Shares (for the twelve months ended August 31, 2008)

Shareholder Fees (fees paid directly from your investment)

	Nicholas- Applegate Fund – Class A	Mid-Cap Growth Fund – Class A	Pro Forma Mid-Cap Growth Fund After Reorganization – Class A
Maximum sales charge (load) on purchases (as a % of offering price)	5.5%	5.5%	5.5%
Maximum contingent deferred sales charge (load)	1%*	1%*	1%*
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Small account balance fee	$15	$15	$15

*  A CDSC of 1% is applicable for Class A shares in amounts of $1 million or more which are redeemed within one year of purchase.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

	Nicholas- Applegate Fund – Class A	Mid-Cap Growth Fund – Class A	Pro Forma Mid-Cap Growth Fund After Reorganization – Class A
Management Fees	.95%	.60%	.60%
+ Distribution (12b-1 fees)	.30%	.30%	.30%
+ Other Expenses	.68%	.31%	.31%
= Total annual Fund operating expenses	1.93%	1.21%	1.21%
– Fee waiver and/or expense reimbursements	(.30)%	None	None
= Net Annual Fund Operating Expenses (including Certain Expenses)	1.63%	1.21%	1.21%

Shareholder Fees and Operating Expenses:

Class B Shares (for the twelve months ended August 31, 2008)

Shareholder Fees (fees paid directly from your investment)

	Nicholas- Applegate Fund – Class B	Mid-Cap Growth Fund – Class B	Pro Forma Mid-Cap Growth Fund After Reorganization – Class B
Maximum sales charge (load) on purchases (as a % of offering price)	None	None	None
Maximum contingent deferred sales charge (load)	5%*	5%*	5%*
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Small account balance fee	$15	$15	$15

*  The CDSC schedule applicable to Class B shares is as follows: Year 1: 5%; Year 2: 4%; Year 3: 3%; Year 4: 2%; Years 5 & 6: 1%; Year 7: 0%.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

	Nicholas- Applegate Fund – Class B	Mid-Cap Growth Fund – Class B	Pro Forma Mid-Cap Growth Fund After Reorganization – Class B
Management Fees	.95%	.60%	.60%
+ Distribution (12b-1 fees)	1.00%	1.00%	1.00%
+ Other Expenses	.68%	.31%	.31%
= Total annual Fund operating expenses	2.63%	1.91%	1.91%
– Fee waiver and/or expense reimbursements	(.25)%	None	None
= Net Annual Fund Operating Expenses (including Certain Expenses)	2.38%	1.91%	1.91%

Shareholder Fees and Operating Expenses:

Class C Shares (for the twelve months ended August 31, 2008)

Shareholder Fees (fees paid directly from your investment)

	Nicholas- Applegate Fund – Class C	Mid-Cap Growth Fund – Class C	Pro Forma Mid-Cap Growth Fund After Reorganization – Class C
Maximum sales charge (load) on purchases (as a % of offering price)	None	None	None
Maximum contingent deferred sales charge (load)	1%*	1%*	1%*
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Small account balance fee	$15	$15	$15

*  The CDSC applicable to Class C shares is 1% for Class C shares redeemed within one year of purchase.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

	Nicholas- Applegate Fund – Class C	Mid-Cap Growth Fund – Class C	Pro Forma Mid-Cap Growth Fund After Reorganization – Class C
Management Fees	.95%	.60%	.60%
+ Distribution (12b-1 fees)	1.00%	1.00%	1.00%
+ Other Expenses	.68%	.31%	.31%
= Total annual Fund operating expenses	2.63%	1.91%	1.91%
– Fee waiver and/or expense reimbursements	(.25)%	None	None
= Net Annual Fund Operating Expenses (including Certain Expenses)	2.38%	1.91%	1.91%

Shareholder Fees and Operating Expenses:

Class Z Shares (for the twelve months ended August 31, 2008)

Shareholder Fees (fees paid directly from your investment)

	Nicholas- Applegate Fund – Class Z	Mid-Cap Growth Fund – Class Z	Pro Forma Mid-Cap Growth Fund After Reorganization – Class Z
Maximum sales charge (load) on purchases (as a % of offering price)	None	None	None
Maximum contingent deferred sales charge (load)	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Small account balance fee	None	None	None

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

	Nicholas- Applegate Fund – Class Z	Mid-Cap Growth Fund – Class Z	Pro Forma Mid-Cap Growth Fund After Reorganization – Class Z
Management Fees	.95%	.60%	.60%
+ Distribution (12b-1 fees)	None	None	None
+ Other Expenses	.68%	.31%	.31%
= Total annual Fund operating expenses	1.63%	.91%	.91%
– Fee waiver and/or expense reimbursements	(.25)%	None	None
= Net Annual Fund Operating Expenses (including Certain Expenses)	1.38%	.91%	.91%

Expense Examples

These examples are intended to help you compare the cost of investing in Nicholas-Applegate Fund before the Reorganization with the cost of investing in Mid-Cap Growth Fund after consummation of the Reorganization. They assume that you invest $10,000 in a Fund for the time periods indicated, that your investment has a 5% return each year and that each Fund's operating expenses remain the same, except for any overall expense limitations that may be in effect during the one year period.

Full Redemption – Although your actual costs may be higher or lower, based on the above assumptions you would pay the following expenses if you redeemed your shares at the end of each period:

Class A Shares

	One Year	Three Years	Five Years	Ten Years
Nicholas-Applegate Fund – Class A	$707	$1,095	$1,508	$2,657
Mid-Cap Growth Fund – Class A	667	913	1,178	1,935
Mid-Cap Growth Fund (Pro forma after Reorganization) – Class A	667	913	1,178	1,935

Class B Shares

	One Year	Three Years	Five Years	Ten Years
Nicholas-Applegate Fund – Class B	$741	$1,094	$1,473	$2,696
Mid-Cap Growth Fund – Class B	694	900	1,132	1,965
Mid-Cap Growth Fund (Pro forma after Reorganization) – Class B	694	900	1,132	1,965

Class C Shares

	One Year	Three Years	Five Years	Ten Years
Nicholas-Applegate Fund – Class C	$341	$794	$1,373	$2,945
Mid-Cap Growth Fund – Class C	294	600	1,032	2,233
Mid-Cap Growth Fund (Pro forma after Reorganization) – Class C	294	600	1,032	2,233

Class Z Shares

	One Year	Three Years	Five Years	Ten Years
Nicholas-Applegate Fund – Class Z	$140	$490	$863	$1,912
Mid-Cap Growth Fund – Class Z	93	290	504	1,120
Mid-Cap Growth Fund (Pro forma after Reorganization) – Class Z	93	290	504	1,120

No Redemption – Although your actual costs may be higher or lower, you would pay the following expenses on the same investment if you did not redeem your shares at the end of each period:

Class A Shares

	One Year	Three Years	Five Years	Ten Years
Nicholas-Applegate Fund – Class A	$707	$1,095	$1,508	$2,657
Mid-Cap Growth Fund – Class A	667	913	1,178	1,935
Mid-Cap Growth Fund (Pro forma after Reorganization) – Class A	667	913	1,178	1,935

Class B Shares

	One Year	Three Years	Five Years	Ten Years
Nicholas-Applegate Fund – Class B	$241	$794	$1,373	$2,696
Mid-Cap Growth Fund – Class B	194	600	1,032	1,965
Mid-Cap Growth Fund (Pro forma after Reorganization) – Class B	194	600	1,032	1,965

Class C Shares

	One Year	Three Years	Five Years	Ten Years
Nicholas-Applegate Fund – Class C	$241	$794	$1,373	$2,945
Mid-Cap Growth Fund – Class C	194	600	1,032	2,233
Mid-Cap Growth Fund (Pro forma after Reorganization) – Class C	194	600	1,032	2,233

Class Z Shares

	One Year	Three Years	Five Years	Ten Years
Nicholas-Applegate Fund – Class Z	$140	$490	$863	$1,912
Mid-Cap Growth Fund – Class Z	93	290	504	1,120
Mid-Cap Growth Fund (Pro forma after Reorganization) – Class Z	93	290	504	1,120

These examples assume that all dividends and other distributions are reinvested and that the percentage amounts listed under "Total annual Fund operating expenses" remain the same in the years shown. These examples illustrate the effect of expenses, but are not meant to suggest actual or expected expenses, which may vary. The assumed return of 5% is not a prediction of, and does not represent, actual or expected performance of any Fund.

Notes to Shareholder Fees and Operating Expenses Tables:

1.  Your broker may charge you a separate or additional fee for purchases and sales of shares.

2.  If the value of your account is less than $2,500 the Fund will deduct a $15 annual small balance account fee from your account. The $15 annual small balance account fee will be assessed during the 4th calendar quarter of each year. Any applicable CDSC on the shares redeemed to pay the $15 small balance account fee will be waived. The $15 small balance account fee will not be charged on: (i) accounts during the first six months from inception of the account, (ii) omnibus accounts, (iii) institutional accounts, (iv) group retirement plans, and (v) Automatic Investment Plan (AIP) accounts or employee savings accounts.

3.  With respect to Nicholas-Applegate Fund, the Fund's investment manager has contractually agreed to waive 0.25% of its investment management fee for the period through April 30, 2010. The Fund's Distributor has contractually agreed to reduce its distribution and service (12b-1) fees for Class A shares to .25% of the average daily net assets of Class A shares until April 30, 2009.

Performance of the Funds

A number of factors – including risk – can affect how Nicholas-Applegate Fund and Mid-Cap Growth Fund perform. The following bar charts show the performance of the Class A shares of Nicholas-Applegate Fund and the Class A shares of Mid-Cap Growth Fund for the past ten calendar years. The first table below each bar chart shows the Fund's best and worst performance during the periods included in the bar chart. The second table shows the average annual total returns before taxes for each class of the Funds.

Past performance, before and after taxes, does not mean that the Funds will achieve similar results in the future.

Nicholas-Applegate Fund

Annual Total Returns % (Class A Shares)1

1.  These annual total returns do not include deductions for sales charges. If the sales charges were included, the annual total returns would be lower than those shown. Without the distribution and service (12b-1) fee waiver, the annual returns would have been lower, too.

BEST QUARTER: 62.98% (4th quarter 1999) WORST QUARTER: –35.68% (3rd quarter 2001)

Average Annual Total Returns % (as of 12-31-07):

	One Year	Five Years	Ten Years
Return Before Taxes
Class A Shares	1.57%	12.74%	2.96%
Class B Shares	1.67	12.99	2.72
Class C Shares	5.67	13.11	2.72
Class Z Shares	7.80	14.26	3.80
Return After Taxes – Class A Shares
Return After Taxes on Distributions	1.57	12.74	1.81
Return After Taxes on Distributions and Sale of Fund Shares	1.02	11.17	2.18
Index (Reflects No Deduction for Fees, Expenses or Taxes)
S&P MidCap 400 Index	7.98	16.20	11.20
Russell Midcap Growth Index	11.43	17.90	7.59
Lipper Mid-Cap Growth Funds Average	16.48	16.44	7.78

°  The Fund's returns are after deduction of sales charges and expenses. Without the distribution and service (12b-1) fee waiver of 0.05% for Class A shares, the returns for Class A shares would have been lower.

°  After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares. After-tax returns for other classes will vary due to differing sales charges and expenses.

°  The Standard & Poor's MidCap 400 Stock Index (S&P MidCap 400 Index) comprises 400 domestic stocks chosen for market size, liquidity and industry group representation and gives a broad look at how mid-cap stock prices have performed. These returns do not include the effect of any sales charges or operating expenses of a mutual fund. These returns would be lower if they included the effect of sales charges and operating expenses. Source: Lipper Inc.

°  The Russell Midcap® Growth Index measures the performance of those companies among the 800 smallest companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. These returns do not include the effect of any sales charge or operating expenses of a mutual fund. These returns would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Source: Lipper Inc.

°  The Lipper Mid-Cap Growth Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Mid-Cap Growth Funds category. Funds in the Lipper Average invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Mid-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P MidCap 400 Index. Investors cannot invest directly in an index. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. Source: Lipper Inc.

Mid-Cap Growth Fund

Annual Total Returns % (Class A Shares)1

1  These annual total returns do not include sales charges. If the sales charges were included, the annual total returns would be lower than those shown. Without the distribution and service (12b-1) fee waiver of 0.05% in effect until February 29, 2008, the annual returns would have been lower, too. The return for Class A shares from 1/1/08 - 9/30/08 was –17.07%.

BEST QUARTER: 55.68% (4th quarter of 1999) WORST QUARTER: –29.56% (3rd quarter of 2001)

Average Annual Total Returns % (as of 12-31-07):

	One Year	Five Years	Ten Years
Return Before Taxes
Class A Shares	9.69%	19.18%	10.00%
Class B Shares	10.26	19.51	9.79
Class C Shares	14.21	19.61	9.79
Class Z Shares	16.42	20.80	10.89
Return After Taxes – Class B Shares
Return After Taxes on Distributions	10.26	19.51	9.02
Return After Taxes on Distributions and Sale of Fund Shares	6.67	17.32	8.27
Index (Reflects No Deduction for Fees, Expenses or Taxes)
Russell Midcap Growth Index	11.43	17.90	7.59
Russell Midcap Index	5.60	18.21	9.91
Lipper Mid-Cap Growth Funds Average	16.48	16.44	7.78

°  The Fund's returns are after deduction of sales charges and expenses. Without the distribution and service (12b-1) fee waiver for Class A shares of 0.05% in effect until February 29, 2008, the returns for Class A shares would have been lower.

°  After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401 (k) plans or individual retirement accounts. After-tax returns are shown only for Class B shares. After-tax returns for other classes will vary due to differing sales charges and expenses. Past performance, before and after taxes, does not mean that the Fund will achieve similar results in the future.

°  The Russell Midcap Growth Index is a market value-weighted index that tracks those Russell MidCap companies with high price-to-book ratios and higher forecasted growth values. Index returns do not reflect deductions for sales charges, mutual fund operating expenses or taxes. Source: Lipper Inc

°  The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index. Source: Lipper Inc.

°  The Lipper Midcap Growth Funds Average is based on the average return of all mutual funds in the Lipper Midcap Growth Funds category. It reflects deductions for mutual fund operating expenses, but does not include the effect of any sales charges or taxes. Again, these returns would be lower if they included the effects of sales charges and taxes. Source: Lipper Inc.

BACKGROUND AND DIRECTORS' CONSIDERATIONS RELATING TO THE PROPOSED MERGER

Nicholas-Applegate Fund

At different times over the course of the last few years, the Board of Directors of the Company discussed various strategic alternatives to address the Nicholas-Applegate Fund's expense ratio, in light of net outflows in Fund assets. Both PI and NACM have agreed to reduced investment advisory fees since May 1, 2006, and PI, NACM and the Board have made other efforts as well to reduce the Nicholas-Applegate Fund's total expense ratio. Notwithstanding these efforts, as Fund assets have fallen, the Fund's total expense ratio has risen. In August 2008, PI proposed the Reorganization of the Nicholas-Applegate Fund into the Mid-Cap Growth Fund as part of an ongoing effort to improve Nicholas-Applegate Fund's investment performance and address the increasing expense ratio. PI advised the Directors of the Company that, as of June 30, 2008, Nicholas-Applegate Fund had assets of approximately $104 million. PI noted that Nicholas-Applegate Fund's asset level reflected a consistent decline in assets over a multi-year period; PI observed that the decline in assets of Nicholas-Applegate Fund meant that the costs of operating Nicholas-Applegate Fund were being borne by a relatively small asset base.

PI serves as the investment manager of Nicholas-Applegate Fund as well as of Mid-Cap Growth Fund. PI advised the Directors of the Company that the Reorganization would provide shareholders with the opportunity to invest in a larger fund with a lower total operating expense ratio and a substantially similar investment approach.

The Directors conducted a thorough review of the potential implications of the Reorganization on Nicholas-Applegate Fund's shareholders. They were assisted in this review by their independent legal counsel. Following the August meeting, the Directors met on two other occasions to review and discuss the Reorganization, both among themselves and with representatives of PI and, at one in-person meeting, with representatives of Jennison.

On November 21, 2008, the Board of Directors of the Company, including all Directors who are not "interested persons" (as defined in the 1940 Act) ("Independent Directors"), approved the terms of the proposed Reorganization of Nicholas-Applegate Fund into Mid-Cap Growth Fund.

In determining to recommend that the shareholders of Nicholas-Applegate Fund approve the Reorganization, the Directors considered, among others, the factors described below:

•  Various alternatives to the proposed Reorganization (e.g., continuation of the Nicholas-Applegate Fund with heightened marketing efforts, and another potential merger possibility);

•  The high degree of compatibility of Nicholas-Applegate Fund's and Mid-Cap Growth Fund's investment objectives, policies, restrictions and portfolio holdings, and that the Reorganization would permit the shareholders of Nicholas-Applegate Fund to pursue similar investment goals in a significantly larger fund;

•  Nicholas-Applegate Fund has consistently experienced net outflows of assets over a multi-year period, and is not expected to achieve satisfactory asset growth in the future;

•  Shareholders of Nicholas-Applegate Fund would realize a significant reduction in per share net and gross operating expenses as a result of the consummation of the Reorganization;

•  Mid-Cap Growth Fund has achieved better performance than Nicholas-Applegate Fund over the 1-, 3-, 5- and 10-year periods ended June 30, 2008 and September 30, 2008;

•  The expenses to be incurred in connection with the Reorganization would be shared evenly between Nicholas-Applegate Fund and PI and/or Jennison;

•  The Reorganization would not result in the dilution of the interests of Nicholas-Applegate Fund shareholders and the terms and conditions of the Plan were fair and reasonable and consistent with industry practice;

•  Services available to shareholders of Nicholas-Applegate Fund and Mid-Cap Growth Fund are substantially similar on a class-level basis;

•  Prospects for the combined fund to attract additional assets; and

•  The federal income tax consequences of the Reorganization on Nicholas-Applegate Fund and its shareholders and, in particular, that, in the opinion of counsel, the exchange of shares pursuant to the Plan would not result in a taxable gain or loss for U.S. federal income tax purposes for shareholders of Nicholas-Applegate Fund.

Based on all of the foregoing, the Directors concluded that Nicholas-Applegate Fund's participation in the Reorganization would be in the best interests of Nicholas-Applegate Fund and would not dilute the interests of Nicholas-Applegate Fund's existing shareholders. The Board of Directors of the Company, including all of the Independent Directors, recommends that shareholders of the Nicholas-Applegate Fund approve the Reorganization.

Mid-Cap Growth Fund

The Directors of Mid-Cap Growth Fund, including all of the Directors who are not "interested persons" of Mid-Cap Growth Fund, unanimously determined that the Reorganization would be in the best interests of Mid-Cap Growth Fund, and that the interests of the shareholders of Mid-Cap Growth Fund would not be diluted as a result of the consummation of the Reorganization.

At a meeting of the Board of Directors of Mid-Cap Growth Fund, all of the Directors, after considering the matter, concluded that the interests of existing shareholders of Mid-Cap Growth Fund would not be diluted from the consummation of the Reorganization and determined that, for the following reasons, consummation of the Reorganization is in the best interests of Mid-Cap Growth Fund:

•  Nicholas-Applegate Fund and Mid-Cap Growth Fund have substantially identical investment objectives;

•  Nicholas-Applegate Fund and Mid-Cap Growth Fund have similar investment policies and investment restrictions; and

•  Shareholders of each Fund could benefit from long-term economies of scale that may result from consummation of the Reorganization.

The Directors also considered that, in the opinion of counsel, the Reorganization should qualify as a tax free reorganization for U.S. federal income tax purposes. The Directors were advised that Jennison and/or PI had agreed to share equally with Nicholas-Applegate Fund the expenses associated with the Reorganzation.

Consequently, the Directors of Mid-Cap Growth Fund approved the Plan.

INFORMATION ABOUT THE REORGANIZATION

This is only a summary of the Plan. You should read the form of the Plan, which is attached as Exhibit A. The following discussion of the Plan is qualified in its entirety by the full text of the Plan.

Closing

If Nicholas-Applegate Fund's shareholders approve the Plan, the Reorganization will take place after various conditions are satisfied by the Company, on behalf of Nicholas-Applegate Fund, and Mid-Cap Growth Fund, including the preparation of certain documents. The Company, on behalf of Nicholas-Applegate Fund, and Mid-Cap Growth Fund will mutually determine a specific date for the actual Reorganization to take place. This is called the "closing date."

On the closing date, the Company, on behalf of Nicholas-Applegate Fund, will deliver to Mid-Cap Growth Fund all of Nicholas-Applegate Fund's assets and Mid-Cap Growth Fund will assume all of the liabilities of Nicholas-Applegate Fund on the closing date. Mid-Cap Growth Fund will issue to Nicholas-Applegate Fund voting shares of Mid-Cap Growth Fund with a value equal to the dollar value of the net assets of Nicholas-Applegate Fund delivered to Mid-Cap Growth Fund. Nicholas-Applegate Fund will then distribute to its shareholders of record as of the close of business on the closing date in complete liquidation of the Nicholas-Applegate Fund, the Mid-Cap Growth Fund shares it received in equivalent value and of equivalent class as each such shareholder holds in Nicholas-Applegate Fund. Nicholas-Applegate Fund and the Company will subsequently terminate and dissolve. Thereafter, all of the shareholders of Nicholas-Applegate Fund will hold shares of the Mid-Cap Growth Fund. The stock transfer books of Nicholas-Applegate Fund will be permanently closed on the closing date. Requests to transfer or redeem assets allocated to Nicholas-Applegate Fund may be submitted at any time before the close of the NYSE on the closing date and requests that are received in proper form prior to that time will be effected prior to the consummation of the Reorganization.

To the extent permitted by law, the Company and Mid-Cap Growth Fund may amend the Plan without shareholder approval. The Company and Mid-Cap Growth Fund may also agree to terminate and abandon the Plan at any time before or, to the extent permitted by law, after the approval by shareholders of Nicholas-Applegate Fund.

Expenses Resulting from the Reorganization

The expenses resulting from the Reorganization, including proxy solicitation costs (collectively, the Reorganization Costs), will be shared equally by Jennison and/or PI and by Nicholas-Applegate Fund. This means that Jennison and/or PI will bear 50% of the Reorganization Costs, and Nicholas-Applegate Fund will bear 50% of the Reorganization Costs. The portfolio securities of Nicholas-Applegate Fund will be transferred in-kind to Mid-Cap Growth Fund. Accordingly, consummation of the Plan will entail little or no expenses in connection with portfolio restructuring. The Reorganization Costs are currently estimated to be $300,000.

Federal Income Tax Consequences of the Reorganization

The Reorganization is intended to qualify for U.S. federal income tax purposes as a reorganization under section 368(a) of the Code. It is a condition to each Fund's obligation to complete the Reorganization that such Fund will have received an opinion from Vedder Price P.C., based upon representations made by the Funds and upon certain assumptions, substantially to the effect that on the basis of the existing provisions of the Code, the Treasury Regulations promulgated thereunder and current administrative and judicial interpretations thereof, for federal income tax purposes:

1.  The acquisition by Mid-Cap Growth Fund of all the assets of Nicholas-Applegate Fund in exchange solely for voting shares of Mid-Cap Growth Fund and the assumption by Mid-Cap Growth Fund of all the liabilities, if any, of Nicholas-Applegate Fund, followed by the distribution of the Mid-Cap Growth Fund shares received by Nicholas-Applegate Fund pro rata to its shareholders in complete liquidation of Nicholas-Applegate Fund and the Company, will constitute a "reorganization" within the meaning of section 368(a) of the Code, and the Company and Mid-Cap Growth Fund each will be a "party to a reorganization" within the meaning of section 368(b) of the Code;

2.  The shareholders of Nicholas-Applegate Fund will not recognize gain or loss upon the exchange of all of their shares of Nicholas-Applegate Fund solely for shares of Mid-Cap Growth Fund pursuant to the Plan;

3.  No gain or loss will be recognized by Nicholas-Applegate Fund upon the transfer of all its assets to Mid-Cap Growth Fund in exchange solely for voting shares of Mid-Cap Growth Fund and the assumption by Mid-Cap Growth Fund of all the liabilities, if any, of Nicholas-Applegate Fund. In addition, no gain or loss will be recognized by Nicholas-Applegate Fund on the distribution of such shares to the shareholders of Nicholas-Applegate Fund in complete liquidation of Nicholas-Applegate Fund and the Company;

4.  No gain or loss will be recognized by Mid-Cap Growth Fund upon the acquisition of all the assets of Nicholas-Applegate Fund in exchange solely for voting shares of Mid-Cap Growth Fund and the assumption of all the liabilities, if any, of Nicholas-Applegate Fund;

5.  Mid-Cap Growth Fund's basis in the assets acquired from Nicholas-Applegate Fund will be the same as the basis of such assets in the hands of Nicholas-Applegate Fund immediately before the transfer, and the holding period of such assets acquired by Mid-Cap Growth Fund will include the period during which such assets were held by Nicholas-Applegate Fund;

6.  Nicholas-Applegate Fund's shareholders' aggregate basis in the shares of Mid-Cap Growth Fund received by them pursuant to the Reorganization will be the same as their aggregate basis in the Nicholas-Applegate Fund shares exchanged therefor; and

7.  The holding period of Mid-Cap Growth Fund shares received by the shareholders of Nicholas-Applegate Fund will include the holding period of their Nicholas-Applegate Fund shares exchanged therefor, provided such Nicholas-Applegate Fund shares were held by such shareholders as capital assets at the time of the Reorganization.

No tax ruling has been or will be received from the Internal Revenue Service in connection with the Reorganization. An opinion of counsel is not binding on the Internal Revenue Service or the courts. If the Reorganization were consummated but failed to qualify as a "reorganization" within the meaning of section 368(a) of the Code, such transaction would be treated as a taxable sale of assets by Nicholas-Applegate Fund to Mid-Cap Growth Fund followed by a taxable liquidation of Nicholas-Applegate Fund, and the shareholders of Nicholas-Applegate Fund generally would recognize taxable gains or losses for federal income tax purposes equal to the difference between their adjusted basis in the shares of Nicholas-Applegate Fund and the fair market value of the shares of Mid-Cap Growth Fund received in the exchange.

Shareholders of Nicholas-Applegate Fund should consult their tax advisers regarding the tax consequences to them of the Reorganization in light of their individual circumstances. In addition, because the foregoing discussion relates only to the U.S. federal income tax consequences of the Reorganization, shareholders also should consult their tax advisers as to state, local and foreign tax consequences to them, if any, of the Reorganization.

Characteristics of Mid-Cap Growth Fund Shares

Mid-Cap Growth Fund (the Fund) was incorporated in Maryland on August 23, 1996. Effective October 16, 1996, the Fund's name changed from Prudential Selected Growth Fund, Inc. to Prudential Emerging Growth Fund, Inc. Effective June 29, 2000, the Fund's name changed from Prudential Emerging Growth Fund, Inc. to Prudential U.S. Emerging Growth Fund, Inc. Effective July 7, 2003, the Fund's name changed to Jennison U.S. Emerging Growth Fund, Inc. Effective March 19, 2007, the Fund changed its name to Jennison Mid-Cap Growth Fund, Inc.

Mid-Cap Growth Fund is registered with the SEC as an open-end management investment company. The Fund is authorized to issue 2 billion shares of common stock, $.001 par value per share, divided into nine classes, designated Class A, Class B, Class C, Class L, Class M, Class X, Class New X, Class Z and Class R common stock. Of the authorized shares of common stock of the Fund, 800 million shares consist of Class A common stock, 400 million shares consist of Class B common stock, 300 million shares consist of Class C common stock, 100 million shares consist of Class L common stock, 100 million shares consist of Class M common stock, 50 million shares consist of Class X common stock, 50 million shares consist of New Class X common stock, 100 million shares consist of Class Z common stock and 100 million shares consist of Class R common stock.

Each share of common stock of the Fund represents the same interest in the Fund and is identical in all respects except that (1) each class is subject to different sales charges and distribution and/or service fees (except Class Z shares, which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (3) each class has a different exchange privilege, (4) only Class B shares, Class M shares, Class X and New Class X shares have a conversion feature and (5) Class Z and Class R shares are offered exclusively for sale to a limited group of investors. In accordance with the Fund's charter, the Board may authorize the creation of additional series of common stock and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Board may determine.

Shares of Mid-Cap Growth Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. There are no preemptive or other subscription rights. In the event of liquidation, each share of Mid-Cap Growth Fund is entitled to its portion of all of that Fund's assets after all debt and expenses of the Fund have been paid. The voting and dividend rights and the right of redemption and the privilege of exchange are described in Mid-Cap Growth Fund's prospectus.

Mid-Cap Growth Fund does not intend to hold annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing directors unless less than a majority of the directors holding office have been elected by shareholders and the 1940 Act requires a meeting of shareholders, at which time the directors then in office will call a shareholder meeting for the election of directors. Shareholders of record of not less than two-thirds of the outstanding shares of Mid-Cap Growth Fund may remove a director, with or without cause, by votes cast in person or by proxy at a meeting called for that purpose. The directors are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any director, or to transact any other business, when requested in writing to do so by the shareholders of record holding at least a majority of Mid-Cap Growth Fund's outstanding shares.

Shares of Mid-Cap Growth Fund that will be distributed to shareholders of Nicholas-Applegate Fund on the closing date will have the same legal characteristics as the shares of Nicholas-Applegate Fund with respect to such matters as assessability, conversion rights, and transferability.

Capitalization

The following table sets forth, as of December 5, 2008, the capitalization of shares of Nicholas-Applegate Fund and Mid-Cap Growth Fund involved in the Reorganization. The table also shows the unaudited pro forma capitalization of Mid-Cap Growth Fund shares as adjusted to give effect to the proposed Reorganization. The capitalization of Mid-Cap Growth Fund is likely to be different when the Reorganization is completed.

Composite

	Nicholas- Applegate Fund – Composite	Mid-Cap Growth Fund – Composite	Adjustments		Mid-Cap Growth Fund Pro Forma after Reorganization (unaudited) – Composite
Net assets	$55,335,915	$641,602,699	$(150,000	)(A)	$696,788,614
Total shares outstanding	8,087,471	42,422,793	(4,438,576	)(B)	46,071,688
NAV per share	6.84	15.12	—		15.12

Class A

	Nicholas- Applegate Fund – Class A	Mid-Cap Growth Fund – Class A	Adjustments		Mid-Cap Growth Fund Pro Forma after Reorganization (unaudited) – Class A
Net assets	$47,561,684	$380,277,973	$(128,926	)(A)	$427,710,731
Total shares outstanding	6,751,300	24,890,062	(3,646,718	)(B)	27,994,644
NAV per share	7.04	15.28	—		15.28

Class B

	Nicholas- Applegate Fund – Class B	Mid-Cap Growth Fund – Class B	Adjustments		Mid-Cap Growth Fund Pro Forma after Reorganization (unaudited) – Class B
Net assets	$4,990,755	$38,682,855	$(13,529	)(A)	$43,660,081
Total shares outstanding	901,326	2,792,637	(542,004	)(B)	3,151,959
NAV per share	5.54	13.85	—		13.85

Class C

	Nicholas- Applegate Fund – Class C	Mid-Cap Growth Fund – Class C	Adjustments		Mid-Cap Growth Fund Pro Forma after Reorganization (unaudited) – Class C
Net assets	$1,239,099	$50,393,596	$(3,359	)(A)	$51,629,336
Total shares outstanding	223,785	3,637,606	(134,584	)(B)	3,726,807
NAV per share	5.54	13.85	—		13.85

Class Z

	Nicholas- Applegate Fund – Class Z	Mid-Cap Growth Fund – Class Z	Adjustments		Mid-Cap Growth Fund Pro Forma after Reorganization (unaudited) – Class Z
Net assets	$1,544,377	$141,727,110	$(4,186	)(A)	$143,267,301
Total shares outstanding	211,060	8,986,733	(113,398	)(B)	9,084,395
NAV per share	7.32	15.77	—		15.77

(A)  Reflects the estimated Reorganization expenses of $150,000 attributable to the Nicholas-Applegate Fund.

(B)  Reflects the change in shares and par value of the Nicholas-Applegate Fund upon conversion in Mid-Cap Growth Fund.

VOTING INFORMATION

Required Vote

Only shareholders of Nicholas-Applegate Fund on the Record Date will be entitled to vote at the Meeting. The table below sets forth, for each share class of Nicholas-Applegate Fund, the number of shares issued and outstanding as of the Record Date of the Meeting:

Class A	6,797,610
Class B	814,225
Class C	224,295
Class Z	210,810

The presence in person or by proxy of the holders of a majority of the outstanding shares of Nicholas-Applegate Fund entitled to be voted at the Meeting is required to constitute a quorum at the Meeting. Shares beneficially held by shareholders present in person or represented by proxy at the Meeting will be counted for the purpose of calculating the votes entitled to be cast on the issues before the Meeting. If a quorum is present at the Meeting, the affirmative vote of the holders of a majority of the total number of shares of capital stock of Nicholas-Applegate Fund outstanding and entitled to vote thereon is necessary to approve the Plan, which, for purposes of this vote, under the 1940 Act, means that approval of the Plan requires the vote of the lesser of (i) 67% or more of the outstanding voting shares of Nicholas-Applegate Fund represented at a meeting at which more than 50% of the outstanding voting shares of Nicholas-Applegate Fund are present in person or represented by proxy; or (ii) more than 50% of the outstanding voting shares of Nicholas-Applegate Fund. Each shareholder will be entitled to one vote for each full share, and a fractional vote for each fractional share, of Nicholas-Applegate Fund held at the close of business on the Record Date.

In the event that there are not sufficient shares held by shareholders present in person or by proxy to obtain a quorum at the Meeting, Nicholas-Applegate Fund may request that one or more brokers submit a specific number of broker non-votes necessary in order to obtain the quorum. Nicholas-Applegate Fund would only take such actions if Nicholas-Applegate Fund believed that it would have sufficient shareholder votes to approve the proposal at the Meeting. Therefore, shareholders who are against the proposal for the approval of the Plan should vote AGAINST the Plan or against adjournment because if such shareholders take no action they may be assisting in having the Plan approved.

Shares held by shareholders present in person or represented by proxy at the Meeting will be counted both for purposes of determining the presence of a quorum and for calculating the votes cast on the issues before the Meeting. An abstention by a shareholder, either by proxy or by vote in person at a Meeting, is not a vote cast. Under existing NYSE rules, it is not expected that brokers, banks and other nominees will be entitled to vote Nicholas-Applegate Fund's shares with respect to the Plan unless the beneficial owner gives specific instructions for such vote to the broker or other nominee. When a broker executes and returns a proxy card but is unable to cast a vote on a matter without specific instructions, and no specific instructions are given, the result is referred to as a "broker non-vote." The Company will forward proxy materials to record owners for any beneficial owners that such record owners may represent.

Abstentions and broker non-votes will count towards determining the presence of a quorum at the Meeting. However, shares represented by broker non-votes and abstentions will not be voted for or against the Reorganization or any adjournment. Therefore, since approval of the Plan requires the affirmative vote of the lesser of 67% or more of the voting shares present at the Meeting if more than 50% of the outstanding voting shares are present or represented by proxy at the Meeting or a majority of the total number of shares of Nicholas-Applegate Fund outstanding at the Record Date, each broker non-vote and abstention would have the effect of a vote AGAINST the Plan or against an adjournment.

Shareholders having more than one account in Nicholas-Applegate Fund generally will receive a single proxy statement and a separate proxy card for each account. It is important to mark, sign, date and return all proxy cards received. In the event that sufficient votes to approve the Plan are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote in favor of such adjournment those proxies that they are entitled to vote FOR any such adjournment in their discretion. Shares represented by broker non-votes or abstentions will not be voted for or against adjournment. Because an adjournment requires an affirmative vote of a majority of the shares present at the Meeting, each broker non-vote and abstention would have the effect of a vote against adjournment.

How to Vote

You can vote your shares in any one of four ways:

•  By mail, with the enclosed proxy card.

•  In person at the Meeting.

•  By phone.

•  Over the Internet.

If you simply sign and date the proxy but give no voting instructions, your shares will be voted in favor of the Plan and in accordance with the views of management upon any unexpected matters that come before the Meeting or any adjournment of the Meeting.

Revocation of Proxies

Proxies, including votes given by telephone or over the Internet, may be revoked at any time before they are voted either (i) by a written revocation received by the Secretary of the Company at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, (ii) by properly submitting a later-dated proxy that is received by 11:59 p.m. Eastern time on the day prior to the Meeting, or (iii) by attending the Meeting and voting in person. Merely attending the Meeting without voting, however, will not revoke a previously submitted proxy.

Solicitation of Voting Instructions

Voting instructions will be solicited principally by mailing this Prospectus/Proxy Statement and its enclosures, but instructions also may be solicited by telephone, facsimile, through electronic means such as email, or in person by officers or representatives of the Company. In addition, the Company has engaged D.F. King & Co., Inc., a professional proxy solicitation firm, to assist in the solicitation of proxies. As the Meeting date approaches, you may receive a phone call from a representative of D.F. King & Co., Inc., if the Company has not yet received your vote. D.F. King & Co., Inc. may ask you for authority, by telephone, to permit D.F. King & Co., Inc. to execute your voting instructions on your behalf. Solicitation expenses are currently estimated to be approximately $70,000.

PRINCIPAL HOLDERS OF SHARES

The table below sets forth, as of December 15, 2008, each shareholder that owns of record more than 5% of any class of the Funds:

Fund	Shareholder Name	Address	Share Class	Shares / Percentage
Mid-Cap Growth Fund	Morgan Stanley & Co	Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	A	1,376,679 / 5.40%

	Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers	4800 Deer Lake Dr E Jacksonville, Fl 32246-6484	C	318,312 / 8.70%

Fund	Shareholder Name	Address	Share Class	Shares / Percentage
	CitiGroup Global Markets Inc Attn Peter Booth	333 West 34th Street 7th Floor New York, NY 10001	C	215,814 / 5.89%

	PIMS/Prudential Retirement As Nominee For The ttee Cust Pl 006 Prudential Smartsolution IRA	200 Wood Ave South Iselin, NJ 08830	R	126,289 / 39.19

	ADP Retirement Plans / MSDW 401(k) Plan Product State Street Bank & Trust Trustee	1 Lincoln Street Boston, MA 02111	R	30,476 / 9.46%

	Counsel Trust DBA MATC FBO Stock Development Associates 401(k) Profit Sharing Plan & Trust	1251 Waterfront Pl Pittsburgh, PA 15222	R	28,797 / 8.94%

	Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers	4800 Deer Lake Dr E Jacksonville, Fl 32246-6484	R	23,824 / 7.39%

	MG Trust Company FBO TNT Freight Management (USA) Inc	700 17th Street Suite 300 Denver, CO 80202	R	19,585 / 6.08%

	PIMS/Prudential Retirement As Nominee For The TTEE/Cust Prudential Employee Savings	30 Scranton Office Park Scranton, PA 18507	Z	4,332,365 / 47.78%

	Prudential Investment FBO Mutual Fund Clients Attn: PruChoice Unit	100 Mulberry St Newark, NJ 07102	Z	811,925 / 8.95%

	Wachovia Bank FBO Various Retirement Plans	1525 West WT Harris Blvd Carlotte, NC 28288	Z	702,978 / 7.75%

Nicholas Applegate Fund	Wells Fargo Investments LLC	608 Second Avenue South 8th Floor Minneapolis, MN 55402	B	64,674 / 7.94%

	Frontier Trust Company FBO Metropolian Steel Inc	PO Box 10399 Fargo, ND 58106	C	19,881 / 8.86%

	UBS Financial Service, Inc FBO UBS Financial CDN FBO Dr Nunilon C Lim	PO Box 3321 100 Harbor Blvd Weehawken, NJ 07086	C	12,485 / 5.57%

	PIMS/Prudential Retirement As Nominee For The TTEE/Cust Robert Bosch Fuel Systems	4700 Broadmoor SE Suite 100 PO Box 888653 Kentwood, MI 49588	Z	151,892 / 72.05%

	Prudential Investment FBO Mutual Fund Clients Attn: Pruchoice Unit	100 Mulberry Street Newark, NJ 07102	Z	33,939 / 16.10%

	PIMS/Prudential Retirement As Nominee For The TTEE/Cust Uchicago Argonne, LLC	9700 South Cass Avenue Argonne, IL 60439	Z	11,057 / 5.25%

As of the Record Date, the officers and directors of the Company, and the officers and directors of Mid-Cap Growth Fund, as a group, beneficially owned less than 1% of the outstanding voting shares of Nicholas-Applegate Fund and Mid-Cap Growth Fund, respectively.

ADDITIONAL INFORMATION

Mid-Cap Growth Fund is an open-end management investment company registered with the SEC under the 1940 Act. Detailed information about Mid-Cap Growth Fund is contained in Mid-Cap Growth Fund's Prospectus, dated November 3, 2008, as supplemented to date, which is enclosed herewith and incorporated by reference into this Prospectus/Proxy Statement. Additional information about Mid-Cap Growth Fund is included in Mid-Cap Growth Fund's SAI, dated November 3, 2008, as supplemented to date, which has been filed with the SEC and is incorporated by reference into this Prospectus/Proxy Statement.

A copy of Mid-Cap Growth Fund's Annual Report to Shareholders for the fiscal year ended August 31, 2008 is incorporated into this Prospectus/Proxy Statement and may be obtained by calling 1-800-225-1852 or by writing to Mid-Cap Growth Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

The Company (on behalf of Nicholas-Applegate Fund) and Mid-Cap Growth Fund each file proxy materials, reports and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act. These materials can be inspected and copied at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. Also, copies of such material can be obtained from the SEC's Public Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549-6009, upon payment of prescribed fees, or from the SEC's Internet address at http://www.sec.gov.

MISCELLANEOUS

Legal Matters

Certain matters of Maryland law, relating to the validity of shares of Mid-Cap Growth Fund to be issued pursuant to the Plan, will be passed upon by DLA Piper LLP (US), special Maryland counsel to Mid-Cap Growth Fund.

Financial Statements

The audited financial statements of Nicholas-Applegate Fund, incorporated by reference herein and into the SAI, have been audited by KPMG LLP, independent registered public accounting firm, whose report thereon is included in the Annual Report of Nicholas-Applegate Fund for the fiscal year ended December 31, 2007 (File No. 811-05019).

The unaudited financial statements of Nicholas-Applegate Fund, also incorporated by reference herein and into the SAI, are included in the Semi-Annual Report of Nicholas-Applegate Fund to Shareholders for the fiscal period ended June 30, 2008.

The audited financial statements of Mid-Cap Growth Fund, incorporated by reference herein and into the SAI, have been audited by KPMG LLP, independent registered public accounting firm, whose report thereon is included in the Annual Report of Mid-Cap Growth Fund for the fiscal year ended August 31, 2008 (File No. 811-07811).

Notice to Banks, Broker-Dealers and Voting Trustees and Their Nominees

Please advise Mid-Cap Growth Fund care of Prudential Investment Management Services LLC, Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, New Jersey 07102, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this Prospectus/Proxy Statement you wish to receive in order to supply copies to the beneficial owners of the shares.

SHAREHOLDER PROPOSALS

Mid-Cap Growth Fund and the Company are not required to hold and will not ordinarily hold annual shareholders' meetings in any year in which the election of directors is not required to be acted upon under the 1940 Act. The Boards of Directors may call special meetings of the shareholders for action by shareholder vote as required by the 1940 Act or the Mid-Cap Growth Fund's and the Company's governing documents.

Pursuant to rules adopted by the SEC, a shareholder of Nicholas-Applegate Fund may submit a proposal for shareholder action for inclusion in a proxy statement relating to annual and other meetings of the shareholders of the Fund which he or she intends to introduce at such special meetings; provided, among other things, that such proposal is received by the Fund at a reasonable time before a solicitation of proxies is made for such meeting. Timely submission of a proposal does not necessarily mean that the proposal will be included. Although the charter of the Company provides that its by-laws may delineate requirements for presenting matters at annual meetings, its by-laws do not currently do so. This generally means that shareholders of the Company may submit proposals from the floor of an annual meeting. However, under Maryland law, the purpose of any special meeting of shareholders must be described in the notice of such meeting so only items included in the notice for a special meeting may be considered at a special meeting of shareholders.

The Board of Directors of the Company intends to bring before the Meeting the matters set forth in the foregoing notice. A shareholder executing and returning a proxy may revoke it at any time prior to its exercise by written notice of such revocation to the Secretary of the Company, by execution of a subsequent proxy, or by voting in person at the Meeting.

EXHIBITS TO PROSPECTUS/PROXY STATEMENT

Exhibit A:	Form of Agreement and Plan of Reorganization (attached)

Exhibit B:	Prospectus for Mid-Cap Growth Fund, dated November 3, 2008 (enclosed)

Exhibit C:	Mid-Cap Growth Fund's Annual Report to Shareholders for the fiscal year ended August 31, 2008 (enclosed)

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Exhibit A

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Plan") is made as of this ____ day of ______, 2009, by and between Nicholas-Applegate Fund, Inc. (the "Company"), a corporation organized under the laws of the State of Maryland, with its principal place of business at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, on behalf of its series, Nicholas-Applegate Growth Equity Fund (the "Acquired Fund"), and Jennison Mid-Cap Growth Fund, Inc. (the "Acquiring Fund"), a corporation organized under the laws of the State of Maryland with its principal place of business at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. Together, the Acquiring Fund and the Acquired Fund are referred to as the "Funds," and individually as a "Fund."

The Plan has been structured with the intention that the transactions contemplated hereby qualify for federal income tax purposes as a reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code").

The reorganization (hereinafter referred to as the "Reorganization") will consist of (i) the acquisition by the Acquiring Fund of all of the assets of the Acquired Fund and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, if any, in exchange solely for full and fractional voting shares of common stock, par value $0.01 each, of the Acquiring Fund; (ii) the distribution after the Closing Date (as defined in Section 3(a)) of the Acquiring Fund shares to the shareholders of the Acquired Fund according to their respective interests in complete liquidation of the Acquired Fund; and (iii) the dissolution of the Acquired Fund and the Company as soon as practicable after the Closing (as defined in Section 3(a)), all upon and subject to the terms and conditions of this Plan hereinafter set forth.

In order to consummate the Plan, the following actions shall be taken by the Company, on behalf of the Acquired Fund, and by the Acquiring Fund:

1.  Sale and Transfer of Assets of the Acquired Fund in Exchange for Shares of the Acquiring Fund and Assumption of the Acquired Fund's Liabilities, if any, and Liquidation and Dissolution of Acquired Fund and the Company.

(a)  Subject to the terms and conditions of this Plan, and on the basis of the representations, warranties and covenants contained herein, the Company, on behalf of the Acquired Fund, shall sell, assign, convey, transfer and deliver to the Acquiring Fund at the Closing all of the Acquired Fund's then existing assets, and the Acquiring Fund shall assume all of the Acquired Fund's liabilities.

(b)  Subject to the terms and conditions of this Plan, the Acquiring Fund shall at the Closing deliver to the Company, for the benefit of the Acquired Fund, the number of voting shares of a class of the Acquiring Fund determined by dividing the net asset value allocable to a share of such class of the Acquired Fund by the net asset value allocable to a share of the corresponding class of the Acquiring Fund, and multiplying the result thereof by the number of outstanding shares of the corresponding class of the Acquired Fund, as of the close of regular trading on the New York Stock Exchange (the "NYSE") on the Closing Date (as defined in Section 3(a)), all such values to be determined in the manner and as of the time set forth in Section 2 hereof; and assume all of the Acquired Fund's liabilities, if any, as set forth in this Section 1(b). Except as otherwise provided herein, the Acquiring Fund will assume all debts, liabilities, obligations and duties of the Acquired Fund of whatever kind or nature, whether absolute, accrued, contingent or otherwise, whether or not determinable as of the Closing Date and whether or not specifically referred to in this Plan; provided, however, that the Company agrees to utilize its best efforts to cause the Acquired Fund to discharge all of the known debts, liabilities, obligations and duties of the Acquired Fund prior to the Closing Date. All Acquiring Fund shares delivered to the Acquired Fund shall be delivered at net asset value without a sales load, commission or other similar fee being imposed.

(c)  As soon after the Closing Date as is practicable, but in any event within 7 days of the Closing Date, the Company on behalf of the Acquired Fund, shall distribute pro rata to Acquired Fund shareholders of record, determined as of the close of business on the Closing Date, the Acquiring Fund shares received by the Company, on behalf of the Acquired Fund, pursuant to this Section with each Acquired Fund shareholder receiving shares of the same class or classes of the Acquiring Fund as such shareholder holds of the Acquired Fund immediately prior to the Closing, and then as soon as practicable thereafter the Acquired Fund shall dissolve and the Company shall completely liquidate and dissolve pursuant to the law of the State of Maryland. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund shareholders. The Acquiring Fund shall have no obligation to inquire as to the validity, propriety or correctness of such records, but shall assume that such records are valid, proper and correct. The aggregate net asset value of each class of Acquiring Fund shares to be so credited to each Acquired Fund shareholder shall, with respect to each class, be equal to the aggregate net asset value of the Acquired Fund shares of the same class owned by such shareholder as of the close of business on the Closing Date. Fractional Acquiring Fund shares shall be carried to the second decimal point. The Acquiring Fund shall not issue certificates representing Acquiring Fund shares. All issued and outstanding shares of the Acquired Fund will be simultaneously cancelled on the books of the Acquired Fund.

(d)  Ownership of Acquiring Fund shares will be shown on the books of the Acquiring Fund's transfer agent. Acquiring Fund shares will be issued in the manner described in the Acquiring Fund's then-effective registration statement.

(e)  Any transfer taxes payable upon issuance of Acquiring Fund shares in exchange for shares of the Acquired Fund in a name other than that of the registered holder of the shares being exchanged on the books of the Acquired Fund as of that time shall be paid by the person to whom such shares are to be issued as a condition to the registration of such transfer.

2.  Valuation.

The value of the Acquired Fund's assets transferred to, and liabilities assumed by, the Acquiring Fund (such amount, the "Net Assets") hereunder shall be computed as of the close of regular trading on the NYSE on the Closing Date (such time and date being hereinafter called the "Valuation Time") using the valuation procedures set forth in the Company's currently effective registration statement on Form N-1A.

The net asset value of a share of the Acquiring Fund shall be determined to the second decimal point as of the Valuation Time using the valuation procedures set forth in the Acquiring Fund's currently effective registration statement on Form N-1A.

The net asset value of shares of the Acquired Fund shall be determined to the second decimal point as of the Valuation Time using the valuation procedures set forth in the Company's currently effective registration statement on Form N-1A.

3.  Closing and Closing Date.

The consummation of the transactions contemplated hereby shall take place at the closing (the "Closing"). The date of the Closing (the "Closing Date") shall be ______, 2009, or such earlier or later date as agreed to in writing by the parties hereto. The Closing shall take place at the principal office of the Company or at such other place as the parties may agree. The Company, on behalf of the Acquired Fund, shall have provided for delivery, as of the Closing, the Acquired Fund's assets set forth in Section 1(a) to be transferred to the account of the Acquiring Fund, at the Acquiring Fund's custodian and the Acquiring Fund shall assume the Acquired Fund's liabilities set forth in Section 1(b). Also, the Company, on behalf of the Acquired Fund, shall produce at the Closing (or as soon as possible thereafter) a list of names and addresses of the shareholders of record of full and fractional shares of common stock of the Acquired Fund, par value $0.01 each (the "Acquired Fund Shares"), and the number of full and fractional (to the second decimal point) Acquired Fund Shares of each class owned by each such shareholder, all as of the Valuation Time, certified by its transfer agent or by its President or Vice-President to the best of its or his or her knowledge and belief. The Acquiring Fund shall issue and deliver to the Secretary or Assistant Secretary of the Company at the Closing a confirmation evidencing the Acquiring Fund shares of each class to be credited to the

Acquired Fund's account on the Closing Date, or shall provide evidence satisfactory to the Company that the Acquiring Fund shares have been registered in all account books of the Acquiring Fund in such manner as the Company, on behalf of the Acquired Fund, may request. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Plan.

In the event that immediately prior to the Valuation Time (a) the NYSE or other primary exchange is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on the NYSE or other primary exchange or elsewhere is disrupted so that accurate appraisal of the value of the Net Assets of the Acquired Fund and of the net asset value per share of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the date when such trading shall have been fully resumed and such reporting shall have been restored.

4.  Representations and Warranties by the Company, on behalf of the Acquired Fund, for the benefit of the Acquiring Fund.

The Company, on behalf of the Acquired Fund, makes the following representations and warranties to the Acquiring Fund:

(a)  The Company is a corporation duly organized under the laws of the State of Maryland and validly existing under the laws of that jurisdiction and in good standing with the Maryland State Department of Assessments and Taxation ("SDAT"). The Company is duly registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end, management investment company and all of the Acquired Fund Shares sold have been sold pursuant to an effective registration statement filed under the Securities Act of 1933, as amended (the "1933 Act"). The Acquired Fund has been duly established in accordance with the Company's charter. At all times since its formation, the Company has had no assets or liabilities other than those assets and liabilities of the Acquired Fund and has had no shares outstanding other than shares of the Acquired Fund.

(b)  The financial statements appearing in the Annual Report to Shareholders of the Acquired Fund for the fiscal year ended December 31, 2007 (copies of which have been furnished to the Acquiring Fund) have been audited by KPMG LLP, and fairly present the financial position of the Acquired Fund as of such date and the results of its operations for the year then ended in conformity with U.S. generally accepted accounting principles applied on a consistent basis.

(c)  The unaudited financial statements appearing in the Semi-Annual Report to Shareholders of the Acquired Fund for the period ended June 30, 2008 (copies of which have been furnished to the Acquiring Fund), fairly present the financial position of the Acquired Fund and the results of operations and changes in net assets as of such date, in conformity with U.S. generally accepted accounting principles.

(d)  The Company has the necessary corporate power and authority to conduct the Acquired Fund's business as such business is now being conducted.

(e)  The Company is not a party to or obligated under any provision of the Company's charter or by-laws or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.

(f)  The Acquired Fund does not currently have any unamortized or unpaid organizational fees or expenses.

(g)  For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met, or will meet, the requirements of Subchapter M of the Code for qualification as a regulated investment company ("RIC") and has elected, or will elect, to be treated as such, has been or will be eligible to and has computed or will compute its federal income tax under Section 852 of the Code, and will have distributed on or prior to the Closing Date all of its investment company taxable income (determined without regard to the deduction of dividends paid) and net capital gain (as such terms are defined in the Code) that has accrued through the Closing Date. The consummation of the transactions contemplated by this Plan will not cause the Acquired Fund to fail to satisfy the requirements to be treated as a RIC pursuant to Subchapter M of the Code.

(h)  To the best of the Acquired Fund's knowledge, the Acquired Fund, or its agents, (i) holds a valid Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Withholding (or other appropriate series of Form W-8, as the case may be), or Form W-9, Request for Taxpayer Identification Number and Certification, for each Acquired Fund shareholder of record, which Form W-8 or Form W-9 can be associated with reportable payments made by the Acquired Fund to such shareholder, and/or (ii) has timely instituted the required backup withholding procedures, if any, with respect to such shareholder as provided by Section 3406 of the Code and the regulations thereunder.

(i)  At the time the Registration Statement (as defined in Section 7(f)) becomes effective under the 1933 Act, at the time of the meeting of the shareholders of the Acquired Fund and on the Closing Date, the Proxy Statement (as defined in Section 7(f)) and the Registration Statement (i) complied and will comply in all material respects with the applicable provisions of the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act and the rules and regulations promulgated thereunder, and (ii) did not and will not contain any untrue statement of a material fact or omit to state a material fact (a) required to be stated therein or necessary to make the statements therein, not misleading, or (b) necessary in order to make the statements, in light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this Section shall not apply to statements in or omissions from the Proxy Statement and Registration Statement made in reliance upon and in conformity with information furnished by the Acquiring Fund for use therein.

(j)  At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes whether or not shown as due or required to be shown as due on said tax returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such tax returns or reports.

5.  Representations and Warranties by the Acquiring Fund to the Company, for the benefit of the Acquired Fund.

The Acquiring Fund makes the following representations and warranties to the Company, for the benefit of the Acquired Fund:

(a)  The Acquiring Fund is a corporation duly organized under the laws of Maryland and validly existing under the laws of that jurisdiction and in good standing with the SDAT. The Acquiring Fund is duly registered under the 1940 Act as an open-end, management investment company and all of the Acquiring Fund shares sold have been sold pursuant to an effective registration statement filed under the 1933 Act.

(b)  The Acquiring Fund is authorized to issue 2,000,000,000 shares of common stock, par value $0.01, and each outstanding share is duly and validly authorized, issued and outstanding, fully paid, non-assessable, freely transferable and has full voting rights.

(c)  At the Closing, the Acquiring Fund shares delivered to the Acquired Fund will be duly authorized, validly issued, fully paid and non-assessable and, under the Acquiring Fund's charter and by-laws, no shareholder of the Acquiring Fund will have any pre-emptive right to subscribe therefor or purchase such shares, and such shares will be eligible for offering to the public in those states of the United States and jurisdictions in which the shares of the Acquired Fund are presently eligible for offering to the public, and there are a sufficient number of Acquiring Fund shares of each class registered under the 1933 Act to permit the transfers contemplated by this Plan to be consummated.

(d)  The financial statements appearing in the Acquiring Fund's Annual Report to Shareholders for the fiscal year ended August 31, 2008 (copies of which have been furnished to the Company) have been audited by KPMG LLP and fairly present the financial position of the Acquiring Fund as of such date and the results of its operations for the year then ended in conformity with U.S. generally accepted accounting principles applied on a consistent basis.

(e)  The Acquiring Fund has the necessary corporate power and authority to conduct its business as such business is now being conducted.

(f)  The Acquiring Fund is not a party to or obligated under any provision of its charter or by-laws or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.

(g)  For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a RIC and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for its taxable year that includes the Closing Date. The consummation of the transactions contemplated by this Plan will not cause the Acquiring Fund to fail to satisfy the requirements to be treated as a RIC pursuant to Subchapter M of the Code.

(h)  At the time the Registration Statement becomes effective under the 1933 Act, at the time of the meeting of the shareholders of the Acquired Fund and on the Closing Date, the Proxy Statement (as defined in Section 7(f)) and the Registration Statement (i) complied and will comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations promulgated thereunder, and (ii) did not and will not contain any untrue statement of a material fact or omit to state a material fact (a) required to be stated therein, or necessary to make the statements therein, not misleading, or (b) necessary in order to make the statements, in light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this Section shall not apply to statements in or omissions from the Proxy Statement and Registration Statement made in reliance upon and in conformity with information furnished by the Company, on behalf of the Acquired Fund, for use therein.

(i)  At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such dates (including any extension) shall have been filed and are or will be correct in all material respects, and all federal and other taxes whether or not shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquiring Fund's knowledge, no such tax return is currently under audit and no assessment has been asserted with respect to such tax returns or reports.

6.  Representations and Warranties by the Company, on behalf of the Acquired Fund, and by the Acquiring Fund.

The Company, on behalf of the Acquired Fund, and the Acquiring Fund make the following representations and warranties to each other:

(a)  The statement of assets and liabilities to be created by the Company as of the Valuation Time for the purpose of determining the number of Acquiring Fund shares to be issued pursuant to Section 1 of this Plan will accurately reflect the Net Assets in the case of the Acquired Fund and the net asset value and outstanding shares of each Fund, as of such date, in conformity with U.S. generally accepted accounting principles applied on a consistent basis.

(b)  At the Closing, each Fund will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in Section 6(a) above, free and clear of all liens or encumbrances of any nature whatsoever, except for such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

(c)  There is no material suit, judicial action, or legal or administrative proceeding pending or threatened against the Fund.

(d)  There are no known actual or proposed deficiency assessments with respect to any taxes payable by the Fund.

(e)  The execution, delivery, and performance of this Plan have been duly authorized by all necessary action of the Board of Directors of the Company and the Board of Directors of the Acquiring Fund, and this Plan constitutes a valid and binding obligation enforceable against the Company and the Acquiring Fund in accordance with its terms.

7.  Obligations of the Company, on behalf of the Acquired Fund, and the Acquiring Fund.

(a)  The Company will operate the Acquired Fund's business as presently conducted between the date hereof and the Closing Date. The Acquiring Fund will operate its business as presently conducted between the date hereof and the Closing Date.

(b)  The Acquired Fund will not acquire any Acquiring Fund shares for the purpose of making distributions thereof to anyone other than the Acquired Fund's shareholders.

(c)  The Company will, if the Reorganization is consummated, liquidate and dissolve the Acquired Fund and will itself liquidate and dissolve as soon as practicable following the Closing.

(d)  At the Closing, the Company will have available a copy of the shareholder ledger accounts, certified by the Company's transfer agent or its President or a Vice-President to the best of its or his or her knowledge and belief, for all the shareholders of record of the Acquired Fund as of the Valuation Time who are to become shareholders of the Acquiring Fund as a result of the transfer of assets and the assumption of liabilities that are the subject of this Plan.

(e)  The Company will, if it has not previously done so, mail to each shareholder of record of the Acquired Fund entitled to vote at the meeting of its shareholders at which action on this Plan is to be considered, in sufficient time to comply with requirements as to notice thereof, a Combined Proxy Statement and Prospectus that complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act, and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(f)  The Acquiring Fund will, if it has not previously done so, file with the U.S. Securities and Exchange Commission (the "SEC") a registration statement on Form N-14 under the 1933 Act relating to the Acquiring Fund shares issuable hereunder (including any supplement or amendment thereto, the "Registration Statement"), and will use its best efforts to provide that the Registration Statement becomes effective as promptly as practicable and remains effective through the time of Closing. At the time the Registration Statement becomes effective, at the time of the meeting of the shareholders of the Acquired Fund, and on the Closing Date, the Proxy Statement of the Acquired Fund, the Prospectus of the Acquiring Fund and the Statement of Additional Information of the Acquiring Fund included in the Registration Statement (collectively, "Proxy Statement"), and the Registration Statement will: (i) comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations promulgated thereunder; and (ii) not contain any untrue statement of a material fact or (a) omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (b) in the light of the circumstances under which they were made, not misleading.

(g)  The Company will call, if it has not previously done so, a special meeting of the shareholders of the Acquired Fund to consider and act upon the Plan and to use all reasonable efforts to obtain approval of the transactions contemplated hereby (including the determinations of its Board of Directors as set forth in Rule 17a-8(a) under the 1940 Act).

(h)  The Company will, from time to time, as and when requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered, all such assignments and other instruments, and will take or cause to be taken such further action, as the Acquiring Fund may deem necessary or desirable in order to vest in and confirm to the Acquiring Fund title to and possession of all the assets to be assigned, transferred and delivered hereunder and otherwise to carry out the intent and purpose of this Plan.

(i)  The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act (including the determinations of its Board of Directors as set forth in Rule 17a-8(a) thereunder) and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

(j)  The Acquiring Fund will, from time to time, as and when requested by the Company, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action, as the Company may deem necessary or desirable in order to (i) vest in and confirm to the Acquired Fund title to and possession of all the Acquiring Fund shares to be transferred to the shareholders of the Acquired Fund pursuant to this Plan; (ii) assume all of the liabilities of the Acquired Fund in accordance with this Plan; and (iii) otherwise to carry out the intent and purpose of this Plan.

(k)  The intention of the parties is that the transaction will qualify as a reorganization within the meaning of Section 368(a) of the Code. None of the Company, the Acquiring Fund or the Acquired Fund shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Company and the Acquiring Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Vedder Price P.C. to render the tax opinion as contemplated herein in Section 8(h).

8.  Conditions Precedent to be Fulfilled by the Company, on behalf of the Acquired Fund, and the Acquiring Fund.

The consummation of the Plan with respect to the Acquiring Fund and the Acquired Fund shall be subject to the following conditions:

(a)  That (i) all the representations and warranties contained herein concerning the Company and the Funds shall be true and correct as of the Closing, with the same effect as though made as of and at such date; (ii) performance of all obligations required by this Plan to be performed by or on behalf of the Funds prior to the Closing shall occur prior to the Closing; and (iii) the President or a Vice President and the Secretary, Assistant Secretary or equivalent officer of each of the Company and the Acquiring Fund shall execute a certificate to the foregoing effect.

(b)  That the form of the Plan shall have been adopted and approved by the appropriate action of the Board of Directors of the Company, on behalf of the Acquired Fund, and the Board of Directors of the Acquiring Fund.

(c)  That the SEC shall not have issued an unfavorable management report under Section 25(b) of the 1940 Act or instituted or threatened to institute any proceeding seeking to enjoin consummation of the transactions contemplated by the Plan under Section 25(c) of the 1940 Act; and, further, no other legal, administrative or other proceeding shall have been instituted or, to the best of either the Company's or the Acquiring Fund's knowledge, have been threatened that would materially and adversely affect the business or financial condition of the applicable Fund, would prohibit the transactions contemplated hereby, or would adversely affect the ability of the applicable Fund to consummate the transactions contemplated hereby.

(d)  That the Plan shall have been adopted and approved by the appropriate action of the shareholders of the Acquired Fund at an annual or special meeting or any adjournment thereof.

(e)  At or immediately prior to the Closing, the Acquired Fund will declare and pay to its shareholders a dividend or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date and all such undistributed amounts for all prior periods.

(f)  The Company, for the benefit of the Acquired Fund, shall have received on the Closing Date a favorable opinion from (i) DLA Piper US LLP, Maryland counsel to the Acquiring Fund, with respect to items in this section that relate to matters of Maryland law, and (ii) Willkie Farr & Gallagher LLP, counsel to the Acquiring Fund, with respect to certain other items in this section, each dated as of the Closing Date, to the effect that:

(1)  The Acquiring Fund is a corporation duly incorporated and validly existing under the laws of the State of Maryland in good standing with the SDAT with requisite corporate power under its charter to own all of its properties and assets and, to the knowledge of such counsel, to carry on its business as described in its current prospectus;

(2)  The Plan has been duly authorized, executed and, to the knowledge of such counsel, delivered by the Acquiring Fund and, assuming due authorization, execution and delivery of the Plan by the Company, on behalf of the Acquired Fund, is a valid and legally binding obligation of the Acquiring Fund, enforceable against the Acquiring Fund in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles, provided that such counsel may state that they express no opinion as to the validity or enforceability of any provision regarding choice of Maryland law to govern this Plan;

(3)  When the Acquiring Fund shares to be distributed to Acquired Fund shareholders under the Plan are issued, sold and delivered, in an amount not to exceed the then authorized number of shares of common stock under the Acquiring Fund's charter, par value $0.01 per share, as contemplated by the Plan for the consideration stated in the Plan, which shall in each event be at least equal to the net asset value and par value per share, they will be validly issued, fully paid and non-assessable, and no shareholder of the Acquiring Fund will have any pre-emptive rights under Maryland law to subscription or purchase in respect thereof;

(4)  The execution and delivery of the Plan did not, and the performance by the Acquiring Fund of its obligations under the Plan will not, violate any provision of the Acquiring Fund's charter or by-laws;

(5)  To the knowledge of such counsel and without independent inquiry or investigation, no consent, approval, authorization, filing or order of any court or governmental authority is required to be obtained by the Acquiring Fund, under the federal laws of the United States and the laws of the State of Maryland, for the consummation by the Acquiring Fund of the transactions contemplated by the Plan, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws;

(6)  The Acquiring Fund has been registered with the SEC as an investment company, and, to the knowledge of such counsel without independent inquiry or investigation, no order has been issued or proceeding instituted to suspend such registration; and

(7)  To the knowledge of such counsel and without independent inquiry or investigation, no litigation or government proceeding has been instituted or threatened against the Acquiring Fund, that would be required to be disclosed in the Acquiring Fund's registration statement on Form N-1A and is not so disclosed.

In giving the opinions set forth above, counsel may state that they are relying on certificates of the officers of the Acquiring Fund with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of the Acquiring Fund.

(g)  The Acquiring Fund shall have received on the Closing Date a favorable opinion from (i) DLA Piper US LLP, Maryland counsel to the Company, with respect to items in this section that relate to matters of Maryland law, and (ii) Vedder Price P.C., counsel to the Company, with respect to certain other items in this section, each dated as of the Closing Date, to the effect that:

(1)  The Company is a corporation incorporated and existing under the laws of the State of Maryland and in good standing with the SDAT with requisite corporate power under its charter to own all of its properties and assets and, to the knowledge of such counsel, to carry on its business as described in its current prospectus, and the Acquired Fund has been duly established in accordance with the Company's charter;

(2)  The Plan has been duly authorized and executed by the Company, on behalf of the Acquired Fund, and, assuming delivery by the Company, on behalf of the Acquired Fund, and due authorization, execution and delivery of the Plan by the Acquiring Fund, is a valid and legally binding obligation of the Company, on behalf of the Acquired Fund enforceable against the Company on behalf of the Acquired Fund, in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles, provided that such counsel may state that they express no opinion as to the validity or enforceability of any provision regarding the choice of Maryland law to govern this Plan;

(3)  All actions required to be taken by the Company on behalf of the Acquired Fund under the charter, the by-laws and under the laws of the State of Maryland and the 1940 Act to authorize the transactions contemplated hereby have been authorized by all necessary corporate action on the part of the Company on behalf of the Acquired Fund;

(4)  The execution and delivery of the Plan did not, and the performance of this Plan by the Company, on behalf of the Acquired Fund, of its obligations hereunder will not, violate any provision of the Company's charter or by-laws, or result in a default or breach of (a) the Management Agreement and Subadvisory Agreement, (b) the Custodian Contract, (c) the Distribution Agreement, and (d) the Transfer Agency and Service Agreement, each as defined in the Company's currently effective registration statement, except where such violation, default or breach would not have a material adverse effect on the Acquired Fund;

(5)  To the knowledge of such counsel, and without independent inquiry or investigation, no consent, approval, authorization, filing or order of any court or governmental authority is required for the consummation by the Company, on behalf of the Acquired Fund, of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state Blue Sky or securities laws as to which such counsel may state that they express no opinion;

(6)  The Company has been registered with the SEC as an investment company, and, to the knowledge of such counsel and without independent inquiry or investigation, no order has been issued or proceeding instituted to suspend such registration.

In giving the opinions set forth above, counsel may state that it is relying on certificates of the officers of the Company with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of the Company.

(h)  The Company, with respect to the Acquired Fund, and the Acquiring Fund shall have received, on or before the Closing Date, an opinion of Vedder Price P.C., special tax counsel to the Company, in form and substance reasonably satisfactory to the Company and the Acquiring Fund, substantially to the effect that, for federal income tax purposes:

(1)  the transfer of all the assets of the Acquired Fund in exchange solely for voting shares of common stock of the Acquiring Fund and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund, if any, followed by the distribution by the Acquired Fund of all the Acquiring Fund shares to the Acquired Fund shareholders in complete liquidation of the Acquired Fund and the Company as soon as practicable thereafter, all provided for in the Plan, will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and the Company and the Acquiring Fund each will be considered a "party to a reorganization" within the meaning of Section 368(b) of the Code;

(2)  in accordance with Sections 357 and 361 of the Code, no gain or loss will be recognized by the Acquired Fund as a result of the transfer of all its assets solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund, if any, or on the distribution of the Acquiring Fund shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund and the Company, as provided for in the Plan;

(3)  under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund on the receipt of the assets of the Acquired Fund solely in exchange for the Acquiring Fund shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund, if any, as provided for in the Plan;

(4)  in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized by the shareholders of the Acquired Fund on the receipt of solely Acquiring Fund shares in exchange for their shares of the Acquired Fund;

(5)  in accordance with Section 362(b) of the Code, the basis of the Acquiring Fund in the assets of the Acquired Fund will be the same as the basis of such assets in the hands of the Acquired Fund immediately prior to the transfer to the Acquiring Fund;

(6)  in accordance with Section 358 of the Code, immediately after the consummation of the transactions contemplated by the Plan, the basis of the Acquiring Fund shares received by the shareholders of the Acquired Fund will be equal, in the aggregate, to the basis of the shares of the Acquired Fund surrendered in exchange therefor;

(7)  in accordance with Section 1223 of the Code, the holding period for the Acquiring Fund shares received by the shareholders of the Acquired Fund will be determined by including the period for which such shareholders held their Acquired Fund shares exchanged therefor; provided that the shares of the Acquired Fund were held by such shareholders as capital assets at the time of the reorganization;

(8)  in accordance with Section 1223 of the Code, the holding period of the Acquiring Fund with respect to the assets of the Acquired Fund acquired by it in accordance with the Plan will include the period for which such assets were held by the Acquired Fund; and

(9)  pursuant to Section 381(a) of the Code and regulations thereunder, the Acquiring Fund will succeed to and take into account, subject to applicable limitations of the Code and regulations thereunder, the tax attributes of the Company specified in Section 381(c) of the Code.

In giving the opinions set forth above, counsel may rely on certificates of the officers of the Company and the Acquiring Fund with regard to certain matters and each Fund shall provide to such counsel a certificate containing such representations as are reasonably requested by such counsel.

(i)  The Acquiring Fund shares to be delivered hereunder shall be eligible for such sale by the Acquiring Fund with each state commission or agency with which such eligibility is required in order to permit the Acquiring Fund shares lawfully to be delivered to each shareholder of the Acquired Fund.

9.  Fees and Expenses.

(a)  Each of the Company, on behalf of the Acquired Fund, and the Acquiring Fund represents and warrants to the other that there are no broker or finders' fees payable by it in connection with the transactions provided for herein.

(b)  The expenses of entering into and carrying out the provisions of this Plan shall be shared equally by Jennison Associates LLC and/or Prudential Investments LLC, on the one hand, and the Acquired Fund, on the other hand.

10.  Termination; Postponement; Waiver; Order.

(a)  Anything contained in this Plan to the contrary notwithstanding, the Plan may be terminated and abandoned at any time (whether before or after approval thereof by the shareholders of the Acquired Fund) prior to the Closing or the Closing may be postponed by either the Company, on behalf of the Acquired Fund, by resolution of its Board of Directors or by the Acquiring Fund by resolution of its Board of Directors, if circumstances develop that, in the opinion of either Board, make proceeding with the Plan inadvisable.

(b)  In the event of termination of this Plan pursuant to the provisions hereof, the same shall become void and have no further effect with respect to the Acquiring Fund or Acquired Fund, and none of the Company, the

Acquired Fund or the Acquiring Fund, nor their respective directors, officers, agents or shareholders shall have any liability in respect of this Plan.

(c)  At any time prior to the Closing, any of the terms or conditions of the Plan may be waived by the party who is entitled to the benefit thereof by action taken by the relevant Board of Directors if, in the judgment of such Board, such action or waiver will not have a material adverse effect on the benefits intended under this Plan to its shareholders, on behalf of whom such action is taken.

(d)  The respective representations and warranties contained in Sections 4, 5, and 6 hereof shall expire with and be terminated upon termination of the Plan, and none of the Company, the Acquired Fund or the Acquiring Fund, any of their respective officers, directors, agents or their respective shareholders shall have any liability with respect to such representations or warranties after the Closing. This provision shall not protect any officer, director, agent or shareholder of either the Acquiring Fund or the Company against any liability to the entity for which that officer, director, agent or shareholder so acts or to any of the Company's or the Acquiring Fund's shareholders to which that officer, director, agent or shareholder would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

(e)  If any order or orders of the SEC with respect to the Plan shall be issued prior to the Closing and shall impose any terms or conditions that are determined by action of the Board of Directors of the Company, on behalf of the Acquired Fund, and the Board of Directors of the Acquiring Fund, to be acceptable, such terms and conditions shall be binding as if a part of this Plan without further vote or approval of the shareholders of the Acquired Fund, unless such terms and conditions shall result in a change in the method of computing the number of Acquiring Fund shares to be issued to the Acquired Fund in which event, unless such terms and conditions shall have been included in the proxy solicitation material furnished to the Acquired Fund shareholders prior to the meeting at which the transactions contemplated by this Plan shall have been approved, this Plan shall not be consummated and shall terminate unless the Company, on behalf of the Acquired Fund, shall promptly call a special meeting of shareholders at which such conditions so imposed shall be submitted for approval.

11.  Headings; Counterparts.

(a)  The Section headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of the Plan.

(b)  This Plan may be executed in any number of counterparts, each of which will be deemed an original.

12.  Agreement an Obligation Only of the Funds, and Enforceable Only Against Assets of the Funds.

Each of the Company and the Acquiring Fund acknowledges that it must look, and agrees that it shall look, solely to the assets of the relevant Fund for the enforcement of any claims arising out of or based on the obligations of the Company or the Acquiring Fund hereunder.

13.  Entire Agreement and Amendments; Survival of Warranties.

The Plan embodies the entire agreement of the Company, on behalf of the Acquired Fund, and the Acquiring Fund, and there are no agreements, understandings, restrictions, or warranties between the parties other than those set forth herein or herein provided for. The Plan may be amended only in a writing signed by the Company, on behalf of the Acquired Fund, and the Acquiring Fund. The Plan shall bind and inure to the benefit of the parties hereto and their respective successors and assigns and neither the Plan nor any interest herein may be assigned without the prior written consent of the Company, on behalf of the Acquired Fund, or the Acquiring Fund. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation other than the parties and their respective successors, and assigns any rights or remedies under or by any reason of this Plan. The representations, warranties and covenants contained in the Plan or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

14.  Notices.

Any notice, report, demand or other communication required or permitted by any provision of this Plan shall be in writing and shall be deemed to have been given if hand delivered or mailed, first class postage prepaid, addressed to the Company at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, Attention: Secretary; and to the Acquiring Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, Attention: Secretary.

15.  Governing Law.

This Plan shall be governed by and construed in accordance with the laws of the State of Maryland, provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

IN WITNESS WHEREOF, Nicholas-Applegate Fund, Inc., on behalf of itself and its series, Nicholas-Applegate Growth-Equity Fund, and Jennison Mid-Cap Growth Fund, Inc., have executed this Plan by their respective duly authorized officers, all as of the date and year first-above written.

NICHOLAS-APPLEGATE FUND, INC. on behalf of Nicholas-Applegate Growth Equity Fund

Attest: Deborah A. Docs Secretary	By: Name: Robert F. Gunia Title: President

JENNISON MID-CAP GROWTH FUND, INC.

Attest: Jonathan D. Shain Assistant Secretary	By: Name: Judy A. Rice Title: President

Exhibit B

PROSPECTUS DATED OCTOBER 31, 2008

The Prospectus for Mid-Cap Growth Fund, dated November 3, 2008, as supplemented to date, is enclosed and incorporated by reference into this Prospectus/Proxy Statement.

Exhibit C

ANNUAL REPORT TO SHAREHOLDERS

The Annual Report to shareholders of Mid-Cap Growth Fund for the fiscal year ended August 31, 2008, is enclosed and incorporated by reference into this Prospectus/Proxy Statement.

B-1

TABLE OF CONTENTS

3	Summary

3	The Proposal

3	Shareholder Voting

4	Comparison of Important Features

4	The Investment Objectives and Policies of the Funds

4	Other Policies

5	Risks of Investing in the Funds

6	Federal Income Tax Considerations

7	Fundamental Investment Restrictions

11	Certain Organizational Differences (and Similarities) Between Nicholas-Applegate Fund and Mid-Cap Growth Fund

13	Management of the Funds

15	Distribution Plans

16	Valuation

16	Portfolio Holdings

18	Frequent Purchases and Redemptions of Fund Shares

19	Purchases, Redemptions, Exchanges and Distributions

19	Fees and Expenses

22	Expense Examples

24	Performance of the Funds

27	Background and Directors' Considerations Relating to the Proposed Merger

28	Information About the Reorganization

28	Closing

29	Expenses Resulting from the Reorganization

29	Federal Income Tax Consequences of the Reorganization

30	Characteristics of Mid-Cap Growth Fund Shares

31	Capitalization

33	Voting Information

33	Required Vote

34	How to Vote

34	Revocation of Proxies

34	Solicitation of Voting Instructions

34	Principal Holders of Shares

36	Additional Information

36	Miscellaneous

36	Legal Matters

36	Financial Statements

36	Notice to Banks, Broker-Dealers and Voting Trustees and Their Nominees

37	Shareholder Proposals

37	Exhibits to Prospectus/Proxy Statement

STATEMENT OF ADDITIONAL INFORMATION
DATED JANUARY 19, 2009

JENNISON MID-CAP GROWTH FUND, INC.
Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102
(800) 225-1852

NICHOLAS-APPLEGATE FUND, INC.

Nicholas-Applegate Growth Equity Fund
Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102
(800) 225-1852

This Statement of Additional Information specifically relates to the proposed transaction (Transaction) between Nicholas-Applegate Growth Equity Fund (Nicholas-Applegate Fund) – a series of Nicholas-Applegate Fund, Inc.–and Jennison Mid-Cap Growth Fund, Inc. (Mid-Cap Growth Fund), under which Nicholas-Applegate Fund will transfer all of its assets to, and all of its liabilities will be assumed by, Mid-Cap Growth Fund.  Mid-Cap Growth Fund will be the surviving fund, and each whole and fractional share of Nicholas-Applegate Fund shall be exchanged for whole and fractional shares of equal net asset value of Mid-Cap Growth Fund to occur on February 27, 2009, or such later date as the parties may agree.  This Statement of Additional Information consists of this cover page and the following documents, each of which are included herein unless noted otherwise:

1.             Statement of Additional Information of Mid-Cap Growth Fund dated November 3, 2008, as supplemented to date (incorporated by reference).

2.             Annual Report of Nicholas-Applegate Fund for the fiscal year ended December 31, 2007.

3.             Semi-Annual Report of Nicholas-Applegate Fund for the fiscal period ended June 30, 2008.  The Semi-Annual Report is unaudited, and reflects all adjustments which, in the opinion of management of Nicholas-Applegate Fund, are necessary to a fair statement of the results for the six-month period ended June 30, 2008  (incorporated by reference).

4.             Annual Report of Mid-Cap Growth Fund for the fiscal year ended August 31, 2008.

This Statement of Additional Information is not a prospectus and should be read only in conjunction with the joint Proxy Statement and Prospectus (Prospectus/Proxy Statement) dated, January 19, 2009, relating to the above-referenced matter.  A copy of the Prospectus/Proxy Statement may be obtained from Mid-Cap Growth Fund without charge by writing or calling Mid-Cap Growth Fund at the address or phone number listed above.

FINANCIAL STATEMENTS

The Annual Reports of Nicholas-Applegate Fund and Mid-Cap Growth Fund, for the fiscal years ended December 31, 2007 and August 31, 2008, respectively, each including audited financial statements, the notes thereto and the report of their independent auditors thereon, are included herein.  The Semi-Annual Report (unaudited) of Nicholas-Applegate Fund for the six-month period ended June 30, 2008, and the notes thereto, is also included herein.